UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ	07311
(Address of principal executive offices)	(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders

This filing is on behalf of five of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2020

SunAmerica Series, Inc.

■  AIG Asset Allocation Funds

■  AIG Focused Dividend Strategy Fund

■  AIG Strategic Value Fund

■  AIG Select Dividend Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

aig.com/funds

Table of Contents

A Message from the President	2
Expense Example	5
Statement of Assets and Liabilities	7
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Portfolio of Investments	17
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	53
Statement Regarding Liquidity Risk Management Program	55
Approval of the Investment Advisory and Management Agreement	56
Director and Officer Information	61
Shareholder Tax Information	64
Comparisons: Funds vs. The Indices	65

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

All of us at AIG and SunAmerica Asset Management, along with our Fund subadvisers, hope this annual report finds you and yours safe and well during these challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual update for SunAmerica Series, Inc. (the "Series"), including the AIG Multi-Asset Allocation Fund, AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund (the "Funds"), covering the 12-month period ended October 31, 2020.

Overall, global bonds and global equities advanced, while commodities generated negative returns. Virtually all asset classes saw volatility surge during the annual period.

Global equities rose as the annual period began in November 2019. In our view, waning recession fears and forecasts for improving global economic growth in 2020 helped bolster investor sentiment, while geopolitics and trade disputes, especially between the U.S. and China, persisted as major drivers of market volatility. In December 2019, the U.S. Administration announced that a "Phase One" trade deal with China had been agreed to in principle, providing significant relief to global markets. U.S. equities were further supported by accommodative U.S. Federal Reserve ("Fed") policy. The Fed had lowered interest rates by 25 basis points† in October 2019, its third interest rate cut of the calendar year, but then left rates unchanged for the remainder of the fourth quarter.

Most global equity markets continued to advance as 2020 began, with U.S. equities achieving record highs in February. However, as COVID-19 spread rapidly across the globe, it caused unprecedented disruption to financial markets and economies and soured trade deal optimism between the U.S. and China. Thus, global equities ended the first quarter of 2020 significantly lower. Exacerbating matters was the plunging of the price of oil to its lowest level since 2002, as the world's largest oil producers failed to agree on reducing output as demand collapsed. Most central banks and governments took extraordinary measures in an effort to limit financial market stress, mitigate the economic fallout and cushion household and business income. The U.S. Fed cut the targeted federal funds rate to near zero and increased the scope of its asset purchase program. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage. For the quarter, U.S. equities, as represented by the S&P 500 Index*, suffered its fastest-ever decline into a bear market but surged to its best weekly gain in 11 years at the end of the March 2020 on Fed and U.S. government emergency stimulus action. Still, the late surge was not enough to pull the U.S. equity market out of significant losses for the quarter.

Then, in yet another sharp reversal, global equities saw their best quarterly return since December 1999 in the second quarter of 2020 and continued to rise during the third quarter of 2020. Markets were fueled by optimism around successful early-stage trials for a potential COVID-19 vaccine, ongoing fiscal and monetary stimulus and signs global economic activity was improving. As new COVID-19 cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions, even as new cases rose significantly in some areas of the U.S. and as India and much of Latin America struggled to bring the coronavirus under control. Also, oil prices rebounded as the global economy appeared to begin to recover. In the second calendar quarter, U.S. equities rallied to their largest quarterly gain since the fourth quarter of 1998, even as the National Bureau of Economic Research declared in June that a U.S. economic recession had officially begun in February 2020. U.S. equities extended their strong rally in the third calendar quarter, buoyed by better than consensus expected corporate earnings. Still, volatility remained high, as the U.S. grappled with political uncertainty ahead of the November presidential election and the lack of additional fiscal stimulus.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

The roller coaster continued, as global equity markets, including the U.S. equity market, then fell in October 2020. Corporate earnings results for many companies that reported in October came in above consensus expectations. However, expectations had been heightened by reports the U.S. economy had grown robustly in the third calendar quarter as businesses resumed activity postponed or restricted by COVID-19. Also, political uncertainty surrounding U.S. elections and spikes in COVID-19 positivity, hospitalization and mortality rates in the U.S. and around the world proved sources of volatility.

The broad global fixed income market posted a positive return for the annual period overall. Despite accommodative central bank policies, government bond yields increased across most markets in the last months of 2019, as global activity indicators stabilized and trade negotiations seemed to progress. Government bond yields in several developed markets, including the U.S., then fell to record lows in the first quarter of 2020, as the COVID-19 pandemic sparked fears of a global economic recession and major central banks engaged in an aggressive easing cycle. Most global government bond yields remained largely range-bound near record lows across most developed markets in the second quarter of 2020, supported by extremely accommodative central bank purchase programs. In the last four months of the annual period, yield curves steepened, led by increases in yields on longer-term maturities in several developed markets, while most other government bond yields generally drifted lower. The Fed extended its emergency liquidity provisions through the end of 2020 and unveiled a new inflation policy framework that will allow inflation to modestly exceed 2% without a hawkish†† policy response. This low-for-longer and inflation tolerance policy stance by the Fed prompted the sell-off in longer-dated securities, while strong demand for government bonds as a perceived "safe haven" kept short-to-intermediate-term yields low. In October, the 10-year U.S. Treasury yield rose, which seemed to reflect rising hopes of economic stimulus, and credit sectors and securitized sectors outperformed duration-equivalent government bonds. Most non-government bond sectors underperformed the broad fixed income market for the annual period overall, but still posted positive absolute returns. The primary exceptions were investment grade corporate bonds and Treasury inflation protected securities, which performed especially strongly during the annual period.

Commodities were challenged during the annual period overall. At the end of 2019, commodities gained across all four sectors. However, in the first quarter of 2020, commodities faced severe headwinds, led down by the energy sector, as oil prices fell sharply after an OPEC+††† agreement to curtail production disintegrated. Only precious metals gained, supported by an increase in gold prices, as investors flocked to what were perceived as "safe haven" assets. In the second and third quarters of 2020, commodities broadly advanced. Energy prices rose, supported by an improving global demand outlook as economies gradually began to reopen. Industrial metals rose as mine closures caused supply disruptions. Precious metals lifted despite the gradual reopening of economies, with gold prices closing above $1,800 per ounce for the first time in more than eight years, as low interest rates and a resurgence of COVID-19 cases increased demand. Commodities ended the month of October lower, with energy once again the weakest performing sector, as it was for the annual period overall. Agriculture and livestock also declined for the annual period as whole, while precious metals and industrial metals rose.

During the annual period overall, developed market equities, as measured by the 4.36% return of the MSCI World Index*, underperformed emerging market equities, as measured by the 8.25% return of the MSCI Emerging Markets Index*. Among the developed markets, U.S. equities, as measured by the 9.71% return of the S&P 500 Index*, significantly outperformed non-U.S. equities, as measured by the -6.86% return of the MSCI EAFE Index*. Within the U.S. equity market, large-cap stocks performed best, followed at some distance by mid-cap stocks. Small-cap stocks posted a modest negative return during the annual period. Growth stocks significantly outpaced valued stocks across the capitalization spectrum. U.S. bonds, as presented by the Bloomberg Barclays U.S. Aggregate Bond Index*, and global bonds, as represented by the Bloomberg Barclays Global Aggregate Bond Index*, posted returns of 6.19% and 5.63%, respectively, for the annual period overall. The Bloomberg Barclays U.S. Treasury Index*, returned 6.95%, while international government bonds, as represented by the FTSE Non-U.S. WGBI (USD, hedged)*, returned 3.06%. Commodities, as represented by the Bloomberg Commodity Index*, returned -8.75% for the same annual period.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

Whether you invest in any of our Funds separately or you invest in a mix of AIG Funds through our Asset Allocation Funds, we believe our mutual funds may provide valuable tools for investors and their financial professionals to help optimize their asset allocations amidst whatever market conditions may arise.

On the following pages, you will find financial statements and portfolio information for each of the Series Funds for the annual period ended October 31, 2020. You will also find a comprehensive review of the Funds' performance and management strategies.

Thank you for being a part of the Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial professional or get in touch with us directly at 800-858-8850 or via our website at www.aig.com/funds.

Sincerely,

Sharon French
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The AIG Focused Dividend Strategy Fund holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The AIG Select Dividend Growth Fund holds up to 40 high-dividend yielding common stocks selected annually from the Russell 1000 Index. The AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

*  The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of 23 developed markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 26 emerging markets. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Aggregate Bond Index represented securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The FTSE WGBI (World Government Bond Index) (USD, hedged) is a market capitalization-weighted bond index consisting of the government bond markets of more than 20 countries, including all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$50 billion. The Bloomberg Commodity Index is a broadly diversified index made up of 23 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. Indices are not managed and an investor cannot invest directly into an index.

†  A basis point is 1/100th of a percentage point.

††  Hawkish language tends to suggest higher interest rates; opposite of dovish.

†††  OPEC+ is composed of the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil-producing countries, most notably Russia.

EXPENSE EXAMPLE — October 31, 2020 — (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Series, Inc. (the "Series"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and account maintenance fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2020 and held until October 31, 2020.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2020" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2020" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2020" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2020" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2020" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2020" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2020" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' Prospectuses, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2020 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value At May 1, 2020	Ending Account Value Using Actual Return at October 31, 2020	Expenses Paid During the Six Months Ended October 31, 2020*	Beginning Account Value At May 1, 2020	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2020*	Expenses Paid During the Six Months Ended October 31, 2020*	Annualized Expense Ratio*
AIG Multi-Asset Allocation Fund†
Class A	$1,000.00	$1,088.49	$1.05	$1,000.00	$1,024.13	$1.02	0.20%
Class B#	$1,000.00	$1,082.61	$4.71	$1,000.00	$1,020.61	$4.57	0.90%
Class C#	$1,000.00	$1,085.39	$4.72	$1,000.00	$1,020.61	$4.57	0.90%
AIG Active Allocation Fund†
Class A#	$1,000.00	$1,078.46	$1.31	$1,000.00	$1,023.88	$1.27	0.25%
Class B#	$1,000.00	$1,075.82	$4.70	$1,000.00	$1,020.61	$4.57	0.90%
Class C#	$1,000.00	$1,075.38	$4.70	$1,000.00	$1,020.61	$4.57	0.90%
AIG Focused Dividend Strategy Fund
Class A	$1,000.00	$1,035.17	$5.63	$1,000.00	$1,019.61	$5.58	1.10%
Class B	$1,000.00	$1,031.87	$8.99	$1,000.00	$1,016.29	$8.92	1.76%
Class C	$1,000.00	$1,031.75	$8.94	$1,000.00	$1,016.34	$8.87	1.75%
Class W	$1,000.00	$1,036.93	$4.61	$1,000.00	$1,020.61	$4.57	0.90%
AIG Strategic Value Fund
Class A	$1,000.00	$1,031.12	$7.86	$1,000.00	$1,017.39	$7.81	1.54%
Class C	$1,000.00	$1,028.56	$12.34	$1,000.00	$1,012.97	$12.25	2.42%
Class W#	$1,000.00	$1,031.58	$7.76	$1,000.00	$1,017.50	$7.71	1.52%
AIG Select Dividend Growth Fund
Class A#	$1,000.00	$1,100.03	$5.97	$1,000.00	$1,019.46	$5.74	1.13%
Class C#	$1,000.00	$1,096.22	$9.38	$1,000.00	$1,016.19	$9.02	1.78%
Class W#	$1,000.00	$1,100.78	$4.91	$1,000.00	$1,020.46	$4.72	0.93%

*  Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds' prospectuses, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2020" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2020" and the "Annualized Expense Ratio" would have been lower.

†  Does not include the expenses of the underlying funds that the Funds bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2020" and the "Annualized Expense Ratio" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2020

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$4,628,935,763	$152,618,811	$30,019,134
Investments at value (affiliated)*	191,920,282	112,827,291	—	—	—
Repurchase agreements (cost approximates value)	—	—	13,883,000	135,000	115,000
Cash	—	—	654	365	583
Receivable for:
Fund shares sold	34,817	47,040	1,959,603	7,254	63
Dividends and interest	—	—	11,752,839	191,923	45,779
Investments sold	—	—	227,404,274	—	—
Prepaid expenses and other assets	6,312	6,130	54,397	8,138	6,234
Due from investment adviser for expense reimbursements/fee waivers	3,561	—	—	1,796	7,472
Total assets	191,964,972	112,880,461	4,883,990,530	152,963,287	30,194,265
LIABILITIES:
Payable for:
Fund shares redeemed	264,384	19,069	18,178,974	32,443	46,009
Investments purchased	—	—	209,520,504	—	—
Investment advisory and management fees	16,849	9,862	2,064,693	101,789	19,985
Distribution and account maintenance fees	11,548	8,957	1,731,211	49,046	11,014
Service fees—Class W	—	—	232,558	530	159
Transfer agent fees and expenses	20,516	10,209	1,024,983	45,450	7,165
Directors' fees and expenses	—	5	6,831	—	38
Other accrued expenses	106,492	88,325	886,729	115,747	90,308
Due to investment adviser for expense recoupments	—	8,454	—	—	—
Total liabilities	419,789	144,881	233,646,483	345,005	174,678
Net Assets	$191,545,183	$112,735,580	$4,650,344,047	$152,618,282	$30,019,587
*Cost
Investments (unaffiliated)	$—	$—	$4,758,606,711	$164,699,002	$29,989,889
Investments (affiliated)	$199,128,682	$114,025,858	$—	$—	$—

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2020 — (continued)

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,172	$722	$33,043	$633	$217
Paid-in capital	203,497,939	112,947,078	5,405,687,329	164,799,934	31,230,827
	203,499,111	112,947,800	5,405,720,372	164,800,567	31,231,044
Total accumulated earnings (loss)	(11,953,928)	(212,220)	(755,376,325)	(12,182,285)	(1,211,457)
Net Assets	$191,545,183	$112,735,580	$4,650,344,047	$152,618,282	$30,019,587
Class A:
Net assets	$173,090,352	$98,205,386	$1,666,378,630	$144,370,270	$25,449,278
Shares outstanding	10,581,778	6,281,611	118,030,591	5,967,764	1,834,810
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.36	$15.63	$14.12	$24.19	$13.87
Maximum sales charge (5.75% of offering price)	1.00	0.95	0.86	1.48	0.85
Maximum offering price to public	$17.36	$16.58	$14.98	$25.67	$14.72
Class B:
Net assets	$9,643,913	$6,241,729	$175,030,580	$—	$—
Shares outstanding	593,356	403,494	12,509,726	—	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.25	$15.47	$13.99	$—	$—
Class C:
Net assets	$8,810,918	$8,288,465	$1,117,141,070	$4,275,280	$3,387,035
Shares outstanding	541,536	533,419	79,870,558	194,636	245,433
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.27	$15.54	$13.99	$21.97	$13.80
Class W:
Net assets	$—	$—	$1,691,793,767	$3,972,732	$1,183,274
Shares outstanding	—	—	120,020,782	164,376	85,720
Net asset value, offering and redemption price per share	$—	$—	$14.10	$24.17	$13.80

See Notes to Financial Statements.

STATEMENT OF OPERATIONS — For the year ended October 31, 2020

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$311,026,372	$5,147,312	$1,259,437
Dividends (affiliated)	3,723,526	2,124,716	—	—	—
Interest (unaffiliated)	—	—	42,196	870	351
Total investment income	3,723,526	2,124,716	311,068,568	5,148,182	1,259,788
Expenses:
Investment advisory and management fees	202,320	116,853	30,885,403	1,303,916	269,660
Distribution and account maintenance fees:
Class A	—	—	6,521,122	559,447	103,152
Class B	69,100	45,221	2,343,195	—	—
Class C	85,469	75,858	17,926,597	73,000	38,940
Service fees—Class W	—	—	4,053,991	6,995	2,943
Transfer agent fees and expenses:
Class A	52,045	23,784	4,230,251	395,855	69,259
Class B	6,301	3,746	533,665	—	—
Class C	5,306	5,243	3,996,925	19,043	8,924
Class W	—	—	6,022,582	10,260	4,369
Registration fees:
Class A	23,932	22,440	47,133	19,506	20,636
Class B	12,283	12,285	16,138	—	—
Class C	12,547	12,729	35,860	13,102	13,803
Class W	—	—	55,347	12,746	13,132
Custodian and accounting fees	7,139	7,052	665,936	28,106	25,422
Reports to shareholders	33,114	17,789	783,202	37,114	6,776
Audit and tax fees	44,082	44,105	56,609	56,065	42,756
Legal fees	31,610	26,454	471,520	28,128	23,269
Directors' fees and expenses	15,112	8,181	581,625	13,572	3,005
Interest expense	—	—	56,646	857	1,123
Other expenses	1,849	8,748	157,093	87,360	51,263
Total expenses before fee waivers, expense reimbursements, and expense recoupments	602,209	430,488	79,440,840	2,665,072	698,432
Net (fees waived and expenses reimbursed)/recouped by investment advisor/distributor (Note 3)	(14,799)	(15,681)	—	(639)	(269,850)
Net expenses	587,410	414,807	79,440,840	2,664,433	428,582
Net investment income (loss)	3,136,116	1,709,909	231,627,728	2,483,749	831,206
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	(637,360,833)	(1,906,167)	334,511
Net realized gain (loss) on investments (affiliated)	(3,020,518)	(18,384)	—	—	—
Net realized gain from capital gain distributions from underlying funds (affiliated)	3,388,431	3,233,153	—	—	—
Net realized gain (loss) on investments and foreign currencies	367,913	3,214,769	(637,360,833)	(1,906,167)	334,511
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	(532,491,386)	(21,267,168)	(2,779,308)
Change in unrealized appreciation (depreciation) on investments (affiliated)	(8,904,258)	(2,497,618)	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(8,904,258)	(2,497,618)	(532,491,386)	(21,267,168)	(2,779,308)
Net realized and unrealized gain (loss) on investments and foreign currencies	(8,536,345)	717,151	(1,169,852,219)	(23,173,335)	(2,444,797)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,400,229)	$2,427,060	$(938,224,491)	$(20,689,586)	$(1,613,591)

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	AIG Multi-Asset Allocation Fund		AIG Active Allocation Fund
	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$3,136,116	$3,606,388	$1,709,909	$2,022,180
Net realized gain (loss) on investments and foreign currencies	367,913	14,017,011	3,214,769	9,354,581
Net unrealized gain (loss) on investments and foreign currencies	(8,904,258)	(8,372,164)	(2,497,618)	(5,267,524)
Net increase (decrease) in net assets resulting from operations	(5,400,229)	9,251,235	2,427,060	6,109,237
Distributions to shareholders from:
Distributable earnings (Class A)	(14,570,028)	(5,114,815)	(8,862,383)	(7,522,055)
Distributable earnings (Class B)	(852,624)	(286,748)	(654,102)	(678,465)
Distributable earnings (Class C)	(1,081,606)	(382,664)	(1,067,129)	(1,100,383)
Distributable earnings (Class W)	—	—	—	—
Total distributions to shareholders	(16,504,258)	(5,784,227)	(10,583,614)	(9,300,903)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(8,568,042)	(20,813,439)	(3,482,650)	(6,854,455)
Total increase (decrease) in net assets	(30,472,529)	(17,346,431)	(11,639,204)	(10,046,121)
NET ASSETS:
Beginning of period	222,017,712	239,364,143	124,374,784	134,420,905
End of period	$191,545,183	$222,017,712	$112,735,580	$124,374,784

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	AIG Focused Dividend Strategy Fund		AIG Strategic Value Fund		AIG Select Dividend Growth Fund
	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019	For the year ended October 31, 2020	For the year ended October 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$231,627,728	$299,197,934	$2,483,749	$2,860,699	$831,206	$966,671
Net realized gain (loss) on investments and foreign currencies	(637,360,833)	443,323,692	(1,906,167)	4,177,172	334,511	(1,612,217)
Net unrealized gain (loss) on investments and foreign currencies	(532,491,386)	(266,548,829)	(21,267,168)	1,146,579	(2,779,308)	4,302,759
Net increase (decrease) in net assets resulting from operations	(938,224,491)	475,972,797	(20,689,586)	8,184,450	(1,613,591)	3,657,213
Distributions to shareholders from:
Distributable earnings (Class A)	(151,258,569)	(239,140,149)	(6,599,545)	(21,467,180)	(730,038)	(5,945,197)
Distributable earnings (Class B)	(17,797,190)	(24,214,120)	—	—	—	—
Distributable earnings (Class C)	(138,592,258)	(199,817,695)	(324,877)	(1,223,388)	(71,306)	(338,984)
Distributable earnings (Class W)	(242,410,378)	(368,354,793)	(207,760)	(435,879)	(52,026)	(227,018)
Total distributions to shareholders	(550,058,395)	(831,526,757)	(7,132,182)	(23,126,447)	(853,370)	(6,511,199)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(3,062,747,155)	(2,824,380,043)	(19,554,806)	2,056,751	(11,092,008)	6,549,258
Total increase (decrease) in net assets	(4,551,030,041)	(3,179,934,003)	(47,376,574)	(12,885,246)	(13,558,969)	3,695,272
NET ASSETS:
Beginning of period	9,201,374,088	12,381,308,091	199,994,856	212,880,102	43,578,556	39,883,284
End of period	$4,650,344,047	$9,201,374,088	$152,618,282	$199,994,856	$30,019,587	$43,578,556

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG MULTI-ASSET ALLOCATION FUND
Class A
10/31/16	$16.00	$0.18	$0.18	$0.36	$(0.25)	$—	$(0.25)	$16.11	2.33%	$154,476	0.20%		1.14%		18%
10/31/17	16.11	0.22	2.14	2.36	(0.21)	—	(0.21)	18.26	14.75	169,484	0.20		1.26		12
10/31/18	18.26	0.25	(0.30)	(0.05)	(0.42)	—	(0.42)	17.79	(0.30)	203,084	0.24		1.35		7
10/31/19	17.79	0.29	0.45	0.74	(0.45)	—	(0.45)	18.08	4.34	193,502	0.22		1.67		5
10/31/20	18.08	0.27	(0.60)	(0.33)	(0.35)	(1.04)	(1.39)	16.36	(2.32)	173,090	0.21		1.63		10
Class B
10/31/16	$15.88	$0.07	$0.19	$0.26	$(0.13)	$—	$(0.13)	$16.01	1.65%	$21,705	0.88%		0.45%		18%
10/31/17	16.01	0.10	2.13	2.23	(0.09)	—	(0.09)	18.15	13.95	19,438	0.90	(4)	0.56	(4)	12
10/31/18	18.15	0.13	(0.30)	(0.17)	(0.29)	—	(0.29)	17.69	(0.99)	15,408	0.90	(4)	0.71	(4)	7
10/31/19	17.69	0.18	0.44	0.62	(0.33)	—	(0.33)	17.98	3.61	12,599	0.90	(4)	1.01	(4)	5
10/31/20	17.98	0.16	(0.63)	(0.47)	(0.22)	(1.04)	(1.26)	16.25	(3.08)	9,644	0.90	(4)	0.96	(4)	10
Class C
10/31/16	$15.88	$0.08	$0.18	$0.26	$(0.14)	$—	$(0.14)	$16.00	1.67%	$92,667	0.84%		0.50%		18%
10/31/17	16.00	0.11	2.13	2.24	(0.10)	—	(0.10)	18.14	14.05	83,432	0.84		0.62		12
10/31/18	18.14	0.15	(0.32)	(0.17)	(0.30)	—	(0.30)	17.67	(0.99)	20,872	0.89		0.78		7
10/31/19	17.67	0.18	0.45	0.63	(0.33)	—	(0.33)	17.97	3.66	15,916	0.90	(4)	0.99	(4)	5
10/31/20	17.97	0.16	(0.60)	(0.44)	(0.22)	(1.04)	(1.26)	16.27	(2.90)	8,811	0.90	(4)	0.96	(4)	10

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
AIG Multi-Asset Allocation Class B	—%	0.01%	0.07%	0.09%	0.09%
AIG Multi-Asset Allocation Class C	—	—	—	0.04	0.04

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG ACTIVE ALLOCATION FUND
Class A
10/31/16	$15.43	$0.23	$0.16	$0.39	$(0.31)	$—	$(0.31)	$15.51	2.59%	$79,796	0.22%		1.53%		29%
10/31/17	15.51	0.25	2.03	2.28	(0.24)	—	(0.24)	17.55	14.81	91,194	0.23		1.51		12
10/31/18	17.55	0.26	(0.23)	0.03	(0.45)	—	(0.45)	17.13	0.10	106,578	0.25	(4)	1.49	(4)	17
10/31/19	17.13	0.28	0.51	0.79	(0.44)	(0.78)	(1.22)	16.70	5.06	102,720	0.25	(4)	1.69	(4)	14
10/31/20	16.70	0.24	0.15	0.39	(0.28)	(1.18)	(1.46)	15.63	2.28	98,205	0.25	(4)	1.56	(4)	18
Class B
10/31/16	$15.29	$0.13	$0.17	$0.30	$(0.21)	$—	$(0.21)	$15.38	1.98%	$14,091	0.90	%(4)	0.85	%(4)	29%
10/31/17	15.38	0.14	2.01	2.15	(0.13)	—	(0.13)	17.40	14.02	13,031	0.90	(4)	0.84	(4)	12
10/31/18	17.40	0.15	(0.24)	(0.09)	(0.34)	—	(0.34)	16.97	(0.56)	10,651	0.90	(4)	0.85	(4)	17
10/31/19	16.97	0.18	0.49	0.67	(0.33)	(0.78)	(1.11)	16.53	4.35	8,172	0.90	(4)	1.06	(4)	14
10/31/20	16.53	0.15	0.14	0.29	(0.17)	(1.18)	(1.35)	15.47	1.66	6,242	0.90	(4)	0.93	(4)	18
Class C
10/31/16	$15.35	$0.14	$0.16	$0.30	$(0.21)	$—	$(0.21)	$15.44	2.01%	$52,428	0.86%		0.90%		29%
10/31/17	15.44	0.14	2.02	2.16	(0.13)	—	(0.13)	17.47	14.06	47,569	0.88		0.86		12
10/31/18	17.47	0.16	(0.26)	(0.10)	(0.34)	—	(0.34)	17.03	(0.61)	17,192	0.90	(4)	0.86	(4)	17
10/31/19	17.03	0.17	0.51	0.68	(0.33)	(0.78)	(1.11)	16.60	4.39	13,483	0.90	(4)	1.06	(4)	14
10/31/20	16.60	0.15	0.14	0.29	(0.17)	(1.18)	(1.35)	15.54	1.64	8,288	0.90	(4)	0.94	(4)	18

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
AIG Active Allocation Class A	—%	—%	0.01%	0.01%	0.01%
AIG Active Allocation Class B	0.08	0.05	0.12	0.15	0.16
AIG Active Allocation Class C	—	—	0.03	0.09	0.10

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Port- folio Turn- over
AIG FOCUSED DIVIDEND STRATEGY FUND
Class A
10/31/16	$17.61	$0.51	$0.12	$0.63	$(0.42)	$(1.16)	$(1.58)	$16.66	4.38%	$4,849,219	1.05%	3.16%	60%
10/31/17	16.66	0.45	2.28	2.73	(0.54)	(0.04)	(0.58)	18.81	16.57	4,598,192	1.04	2.52	45
10/31/18	18.81	0.47	0.15	0.62	(0.44)	(1.44)	(1.88)	17.55	3.03	3,570,189	1.04	2.57	38
10/31/19	17.55	0.50	0.39	0.89	(0.49)	(0.78)	(1.27)	17.17	5.42	2,381,987	1.05	2.90	37
10/31/20	17.17	0.55	(2.42)	(1.87)	(0.60)	(0.58)	(1.18)	14.12	(11.33)	1,666,379	1.09	3.60	68
Class B
10/31/16	$17.49	$0.41	$0.13	$0.54	$(0.32)	$(1.16)	$(1.48)	$16.55	3.79%	$381,223	1.70%	2.53%	60%
10/31/17	16.55	0.33	2.25	2.58	(0.43)	(0.04)	(0.47)	18.66	15.73	424,998	1.69	1.85	45
10/31/18	18.66	0.35	0.15	0.50	(0.32)	(1.44)	(1.76)	17.40	2.37	378,559	1.69	1.92	38
10/31/19	17.40	0.38	0.39	0.77	(0.38)	(0.78)	(1.16)	17.01	4.72	303,543	1.70	2.26	37
10/31/20	17.01	0.46	(2.40)	(1.94)	(0.50)	(0.58)	(1.08)	13.99	(11.93)	175,031	1.75	2.97	68
Class C
10/31/16	$17.48	$0.40	$0.13	$0.53	$(0.32)	$(1.16)	$(1.48)	$16.53	3.75%	$3,628,575	1.70%	2.51%	60%
10/31/17	16.53	0.33	2.26	2.59	(0.43)	(0.04)	(0.47)	18.65	15.80	3,682,928	1.69	1.87	45
10/31/18	18.65	0.35	0.14	0.49	(0.32)	(1.44)	(1.76)	17.38	2.31	3,142,587	1.69	1.92	38
10/31/19	17.38	0.38	0.39	0.77	(0.37)	(0.78)	(1.15)	17.00	4.78	2,421,728	1.70	2.27	37
10/31/20	17.00	0.47	(2.40)	(1.93)	(0.50)	(0.58)	(1.08)	13.99	(11.89)	1,117,141	1.74	2.99	68
Class W
10/31/16	$17.60	$0.53	$0.14	$0.67	$(0.46)	$(1.16)	$(1.62)	$16.65	4.60%	$3,523,472	0.85%	3.30%	60%
10/31/17	16.65	0.47	2.29	2.76	(0.58)	(0.04)	(0.62)	18.79	16.80	5,499,586	0.84	2.67	45
10/31/18	18.79	0.51	0.15	0.66	(0.49)	(1.44)	(1.93)	17.52	3.21	5,289,972	0.84	2.77	38
10/31/19	17.52	0.53	0.39	0.92	(0.52)	(0.78)	(1.30)	17.14	5.66	4,094,116	0.85	3.13	37
10/31/20	17.14	0.61	(2.44)	(1.83)	(0.63)	(0.58)	(1.21)	14.10	(11.11)	1,691,794	0.88	3.83	68

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
AIG STRATEGIC VALUE FUND
Class A
10/31/16	$25.74	$0.37	$0.10	$0.47	$(0.36)	$—	$(0.36)	$25.85	1.88%	$175,724	1.42%		1.47%		56%
10/31/17	25.85	0.26	4.63	4.89	(0.36)	—	(0.36)	30.38	19.04	186,261	1.42		0.90		52
10/31/18	30.38	0.34	(0.08)	0.26	(0.25)	—	(0.25)	30.39	0.82	197,855	1.45		1.08		46
10/31/19	30.39	0.40	0.63	1.03	(0.37)	(2.96)	(3.33)	28.09	4.08	184,235	1.45		1.44		54
10/31/20	28.09	0.37	(3.25)	(2.88)	(0.43)	(0.59)	(1.02)	24.19	(10.76)	144,370	1.50		1.46		47
Class C
10/31/16	$23.81	$0.19	$0.10	$0.29	$(0.21)	$—	$(0.21)	$23.89	1.24%	$52,036	2.08%		0.80%		56%
10/31/17	23.89	0.07	4.28	4.35	(0.20)	—	(0.20)	28.04	18.26	50,353	2.08		0.25		52
10/31/18	28.04	0.13	(0.11)	0.02	(0.07)	—	(0.07)	27.99	0.07	11,145	2.15		0.40		46
10/31/19	27.99	0.17	0.57	0.74	(0.17)	(2.96)	(3.13)	25.60	3.26	10,035	2.20		0.69		54
10/31/20	25.60	0.16	(2.94)	(2.78)	(0.26)	(0.59)	(0.85)	21.97	(11.35)	4,275	2.32		0.65		47
Class W
04/20/17@-10/31/17	$28.02	$0.09	$2.26	$2.35	$—	$—	$—	$30.37	8.39%	$2,559	1.52	%(3)(4)	0.58	%(3)(4)	52%
10/31/18	30.37	0.31	(0.07)	0.24	(0.23)	—	(0.23)	30.38	0.76	3,881	1.52	(4)	1.00	(4)	46
10/31/19	30.38	0.36	0.65	1.01	(0.36)	(2.96)	(3.32)	28.07	3.99	5,725	1.52	(4)	1.34	(4)	54
10/31/20	28.07	0.37	(3.26)	(2.89)	(0.42)	(0.59)	(1.01)	24.17	(10.79)	3,973	1.52	(4)	1.44	(4)	47

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/17		10/31/18	10/31/19	10/31/20
AIG Strategic Value Class W	3.25	%(3)	(0.14)%	0.08%	0.01%

@  Inception date of class.

See Notes to Financial Statement

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Port- folio Turn- over
AIG SELECT DIVIDEND GROWTH FUND
Class A
10/31/16	$15.68	$0.24	$0.71	$0.95	$(0.24)	$(1.46)	$(1.70)	$14.93	7.20%	$39,422	1.56%	1.65%	69%
10/31/17	14.93	0.25	2.29	2.54	(0.27)	(0.25)	(0.52)	16.95	17.19	40,917	1.63	1.57	72
10/31/18	16.95	0.23	0.40	0.63	(0.24)	(0.93)	(1.17)	16.41	3.54	36,825	1.68	1.34	77
10/31/19	16.41	0.33	0.65	0.98	(0.33)	(2.31)	(2.64)	14.75	7.51	36,415	1.16	2.32	66
10/31/20	14.75	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	13.87	(3.46)	25,449	1.13	2.37	47
Class C
10/31/16	$15.62	$0.10	$0.74	$0.84	$(0.12)	$(1.46)	$(1.58)	$14.88	6.36%	$1,161	2.37%	0.73%	69%
10/31/17	14.88	0.12	2.29	2.41	(0.16)	(0.25)	(0.41)	16.88	16.34	1,746	2.37	0.79	72
10/31/18	16.88	0.11	0.39	0.50	(0.12)	(0.93)	(1.05)	16.33	2.79	1,907	2.37	0.64	77
10/31/19	16.33	0.21	0.67	0.88	(0.24)	(2.31)	(2.55)	14.66	6.84	4,906	1.79	1.56	66
10/31/20	14.66	0.24	(0.85)	(0.61)	(0.25)	—	(0.25)	13.80	(4.08)	3,387	1.78	1.71	47
Class W
10/31/16	$15.65	$0.21	$0.75	$0.96	$(0.26)	$(1.46)	$(1.72)	$14.89	7.25%	$241	1.52%	1.56%	69%
10/31/17	14.89	0.24	2.32	2.56	(0.29)	(0.25)	(0.54)	16.91	17.37	635	1.52	1.55	72
10/31/18	16.91	0.25	0.40	0.65	(0.27)	(0.93)	(1.20)	16.36	3.70	1,151	1.52	1.46	77
10/31/19	16.36	0.34	0.67	1.01	(0.37)	(2.31)	(2.68)	14.69	7.76	2,258	0.95	2.46	66
10/31/20	14.69	0.37	(0.88)	(0.51)	(0.38)	—	(0.38)	13.80	(3.33)	1,183	0.93	2.60	47

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/16	10/31/17	10/31/18	10/31/19	10/31/20
AIG Select Dividend Growth Class A	0.02%	0.00%	0.01%	0.55%	0.69%
AIG Select Dividend Growth Class C	0.64	0.88	0.47	0.83	0.93
AIG Select Dividend Growth Class W	5.19	2.18	1.01	1.19	1.26

See Notes to Financial Statements

AIG Multi-Asset Allocation Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	50.2%
Domestic Fixed Income Investment Companies	20.3
Commodity Strategy Investment Companies	10.1
Global Strategies Investment Companies	9.8
Foreign Equity Investment Companies	9.8
100.2%

* Calculated as a percentage of net assets

AIG Multi-Asset Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.2%
Commodity Strategy Investment Companies—10.1%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A (cost $23,058,269)	3,289,459	$19,374,912
Domestic Equity Investment Companies—50.2%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	395,972	5,591,128
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	972,890	13,493,988
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	781,391	18,909,652
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	1,358,569	19,196,580
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	336,052	9,611,093
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A†	319,508	9,911,143
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A†	1,281,103	19,395,898
Total Domestic Equity Investment Companies (cost $94,215,577)		96,109,482
Domestic Fixed Income Investment Companies—20.3%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	2,461,147	7,851,058
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	2,634,251	9,009,139
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	2,001,812	19,357,519
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	361,925	2,732,531
Total Domestic Fixed Income Investment Companies (cost $38,858,892)		38,950,247
Security Description	Shares	Value (Note 2)
Foreign Equity Investment Companies—9.8%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,880,547	$12,768,917
SunAmerica Equity Funds, AIG Japan Fund, Class A	900,578	5,970,831
Total Foreign Equity Investment Companies (cost $22,197,328)		18,739,748
Global Strategies Investment Companies—9.8%
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A (cost $20,798,616)	1,387,557	18,745,893
TOTAL INVESTMENTS (cost $199,128,682)(1)	100.2%	191,920,282
Liabilities in excess of other assets	(0.2)	(375,099)
NET ASSETS	100.0%	$191,545,183

#  See Note 5

@ The AIG Multi-Asset Allocation Fund invests in various AIG Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, are available on our website, www.aig.com/funds.

†  Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

AIG Multi-Asset Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$191,920,282	$—	$—	$191,920,282

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Active Allocation Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	48.1%
Domestic Fixed Income Investment Companies	39.2
Foreign Equity Investment Companies	8.4
Global Strategies Investment Companies	3.7
Commodity Strategy Investment Companies	0.7
100.1%

* Calculated as a percentage of net assets

AIG Active Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.1%
Commodity Strategy Investment Companies—0.7%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A (cost $919,982)	145,746	$858,444
Domestic Equity Investment Companies—48.1%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	330,674	4,669,112
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	571,371	7,924,913
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	415,174	10,047,217
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	352,187	4,976,398
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	398,815	11,406,106
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A†	383,436	11,894,173
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A†	216,170	3,272,815
Total Domestic Equity Investment Companies (cost $54,190,745)		54,190,734
Domestic Fixed Income Investment Companies—39.2%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	2,179,024	6,951,087
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	2,059,605	7,043,848
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	2,702,245	26,130,708
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	534,609	4,036,294
Total Domestic Fixed Income Investment Companies (cost $43,175,773)		44,161,937
Security Description	Shares	Value (Note 2)
Foreign Equity Investment Companies—8.4%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,014,614	$6,889,228
SunAmerica Equity Funds, AIG Japan Fund, Class A	384,358	2,548,295
Total Foreign Equity Investment Companies (cost $11,113,595)		9,437,523
Global Strategies Investment Companies—3.7%
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A (cost $4,625,763)	309,301	4,178,653
TOTAL INVESTMENTS (cost $114,025,858)(1)	100.1%	112,827,291
Liabilities in excess of other assets	(0.1)	(91,711)
NET ASSETS	100.0%	$112,735,580

#  See Note 5

@ The AIG Active Allocation Fund invests in various AIG Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, are available on our website, www.aig.com/funds.

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

AIG Active Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$112,827,291	$—	$—	$112,827,291

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Focused Dividend Strategy Fund

PORTFOLIO PROFILE — October 31, 2020

Industry Allocation*
Food-Misc./Diversified	6.6%
Electronic Components-Semiconductors	6.5
Cosmetics & Toiletries	6.5
Medical-Drugs	6.4
Consumer Products-Misc.	6.2
Medical-Wholesale Drug Distribution	4.9
Chemicals-Diversified	4.5
Telephone-Integrated	3.9
Retail-Consumer Electronics	3.4
Data Processing/Management	3.3
Diversified Banking Institutions	3.2
Oil Companies-Integrated	3.2
Beverages-Non-alcoholic	3.2
Computer Services	3.2
Medical-Biomedical/Gene	3.1
Diversified Manufacturing Operations	3.1
Computers	3.1
Retail-Building Products	3.1
Computers-Memory Devices	3.1
Networking Products	3.0
Retail-Drug Store	3.0
Commercial Services-Finance	3.0
Food-Confectionery	3.0
Internet Security	2.2
Auto-Heavy Duty Trucks	1.4
Electric Products-Misc.	1.2
Machinery-Construction & Mining	0.9
Tobacco	0.8
Advertising Agencies	0.5
Repurchase Agreements	0.3
99.8%

* Calculated as a percentage of net assets

AIG Focused Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.5%
Advertising Agencies—0.5%
Omnicom Group, Inc.	505,899	$23,878,433
Auto-Heavy Duty Trucks—1.4%
Cummins, Inc.	292,500	64,317,825
Beverages-Non-alcoholic—3.2%
Coca-Cola Co.	3,069,446	147,517,575
Chemicals-Diversified—4.5%
Dow, Inc.	3,126,058	142,204,379
LyondellBasell Industries NV, Class A	998,416	68,341,575
		210,545,954
Commercial Services-Finance—3.0%
Automatic Data Processing, Inc.	876,011	138,374,698
Computer Services—3.2%
International Business Machines Corp.	1,314,132	146,735,979
Computers—3.1%
HP, Inc.	8,057,813	144,718,322
Computers-Memory Devices—3.1%
NetApp, Inc.	3,264,332	143,271,532
Consumer Products-Misc.—6.2%
Clorox Co.	732,347	151,778,916
Kimberly-Clark Corp.	1,038,511	137,696,173
		289,475,089
Cosmetics & Toiletries—6.5%
Colgate-Palmolive Co.	1,932,102	152,423,527
Procter & Gamble Co.	1,082,536	148,415,685
		300,839,212
Data Processing/Management—3.3%
Paychex, Inc.	1,874,571	154,183,465
Diversified Banking Institutions—3.2%
JPMorgan Chase & Co.	1,536,711	150,659,146
Diversified Manufacturing Operations—3.1%
3M Co.	906,550	145,011,738
Electric Products-Misc.—1.2%
Emerson Electric Co.	884,301	57,293,862
Electronic Components- Semiconductors—6.5%
Broadcom, Inc.	447,648	156,511,170
Texas Instruments, Inc.	1,022,606	147,858,602
		304,369,772
Food-Confectionery—3.0%
J.M. Smucker Co.	1,224,250	137,360,850
Food-Misc./Diversified—6.6%
Campbell Soup Co.	1,753,071	81,815,823
General Mills, Inc.	2,523,555	149,192,572
Kraft Heinz Co.	2,436,322	74,527,090
		305,535,485
Security Description	Shares	Value (Note 2)
Internet Security—2.2%
NortonLifeLock, Inc.	4,886,504	$100,515,387
Machinery-Construction & Mining—0.9%
Caterpillar, Inc.	264,000	41,461,200
Medical-Biomedical/Gene—3.1%
Amgen, Inc.	669,081	145,150,432
Medical-Drugs—6.4%
Bristol-Myers Squibb Co.	2,543,530	148,669,329
Merck & Co., Inc.	1,970,611	148,209,653
		296,878,982
Medical-Wholesale Drug Distribution—4.9%
AmerisourceBergen Corp.	852,168	81,867,780
Cardinal Health, Inc.	3,232,859	148,032,613
		229,900,393
Networking Products—3.0%
Cisco Systems, Inc.	3,934,686	141,255,227
Oil Companies-Integrated—3.2%
Chevron Corp.	2,151,781	149,548,779
Retail-Building Products—3.1%
Home Depot, Inc.	539,224	143,816,433
Retail-Consumer Electronics—3.4%
Best Buy Co., Inc.	1,397,868	155,932,175
Retail-Drug Store—3.0%
Walgreens Boots Alliance, Inc.	4,114,155	140,045,836
Telephone-Integrated—3.9%
CenturyLink, Inc.	3,350,000	28,877,000
Verizon Communications, Inc.	2,694,143	153,539,210
		182,416,210
Tobacco—0.8%
Altria Group, Inc.	662,402	23,899,464
Philip Morris International, Inc.	197,498	14,026,308
		37,925,772
Total Long-Term Investment Securities (cost $4,758,606,711)		4,628,935,763

AIG Focused Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.3%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $13,883,000 and collateralized by $14,160,706 of United States Treasury Notes, bearing interest at 0.25% due 05/31/2025 and having an approximate value of $14,198,100 (cost $13,883,000)	$13,883,000	$13,883,000
TOTAL INVESTMENTS (cost $4,772,489,711)(1)	99.8%	4,642,818,763
Other assets less liabilities	0.2	7,525,284
NET ASSETS	100.0%	$4,650,344,047

(1) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$4,628,935,763	$—	$—	$4,628,935,763
Repurchase Agreements	—	13,883,000	—	13,883,000
Total Investments at Value	$4,628,935,763	$13,883,000	$—	$4,642,818,763

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financials Statements

AIG Strategic Value Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*
Investment Management/Advisor Services	5.7%
Medical-Drugs	5.2
Telephone-Integrated	5.0
Cosmetics & Toiletries	4.9
Insurance-Property/Casualty	3.7
Electric-Integrated	3.5
Medical-Biomedical/Gene	3.5
Insurance-Multi-line	3.2
Banks-Commercial	3.2
Electronic Components-Semiconductors	2.7
Tobacco	2.6
Finance-Other Services	2.4
Retail-Restaurants	2.3
Financial Guarantee Insurance	2.2
Real Estate Investment Trusts	2.2
Computer Services	2.1
Oil Companies-Exploration & Production	2.1
Medical Instruments	2.0
Beverages-Non-alcoholic	2.0
Auto-Heavy Duty Trucks	1.9
Diagnostic Equipment	1.9
Instruments-Controls	1.9
Chemicals-Diversified	1.8
Food-Misc./Diversified	1.6
Cable/Satellite TV	1.6
Diversified Manufacturing Operations	1.5
Oil Refining & Marketing	1.5
Retail-Building Products	1.2
Independent Power Producers	1.2
Building Products-Wood	1.2
Radio	1.2
Distribution/Wholesale	1.1
Pharmacy Services	1.1
Steel-Producers	1.0
Building & Construction-Misc.	1.0
Aerospace/Defense	0.9
Medical Labs & Testing Services	0.9
Internet Security	0.9
Airlines	0.8
Computers	0.8
Electric Products-Misc.	0.8
Retail-Consumer Electronics	0.8
Insurance-Reinsurance	0.7
Real Estate Management/Services	0.7
Oil Companies-Integrated	0.7
Building-Residential/Commercial	0.7
Containers-Paper/Plastic	0.6
Human Resources	0.6
Finance-Consumer Loans	0.6
Medical-HMO	0.6
Entertainment Software	0.5
Oil-Field Services	0.5
Semiconductor Equipment	0.5
Advertising Agencies	0.5
Electronic Parts Distribution	0.5
Broadcast Services/Program	0.4
Medical-Wholesale Drug Distribution	0.4
Retail-Drug Store	0.4
Containers-Metal/Glass	0.4
Building-Mobile Home/Manufactured Housing	0.3
Gambling (Non-Hotel)	0.3
Apparel Manufacturers	0.3%
Printing-Commercial	0.3
Building Products-Air & Heating	0.2
Machinery-General Industrial	0.2
Repurchase Agreements	0.1
100.1%

* Calculated as a percentage of net assets

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 2)
COMMON STOCKS—100.0%
Advertising Agencies—0.5%
Omnicom Group, Inc.	15,774	$744,533
Aerospace/Defense—0.9%
Raytheon Technologies Corp.	25,919	1,407,920
Airlines—0.8%
Delta Air Lines, Inc.	41,493	1,271,346
Apparel Manufacturers—0.3%
Ralph Lauren Corp.	6,946	464,340
Auto-Heavy Duty Trucks—1.9%
Cummins, Inc.	13,441	2,955,541
Banks-Commercial—3.2%
Bank OZK	58,246	1,443,336
PacWest Bancorp	55,187	1,061,798
SVB Financial Group†	8,038	2,336,646
		4,841,780
Beverages-Non-alcoholic—2.0%
Keurig Dr Pepper, Inc.	36,534	982,764
PepsiCo, Inc.	15,337	2,044,269
		3,027,033
Broadcast Services/Program—0.4%
Discovery, Inc., Class A†	33,770	683,505
Building & Construction-Misc.—1.0%
EMCOR Group, Inc.	21,453	1,462,880
Building Products-Air & Heating—0.2%
Carrier Global Corp.	10,208	340,845
Building Products-Wood—1.2%
Masco Corp.	32,924	1,764,726
Building-Mobile Home/Manufactured Housing—0.3%
Winnebago Industries, Inc.	10,795	506,825
Building-Residential/Commercial—0.7%
Lennar Corp., Class A	14,192	996,704
Cable/Satellite TV—1.6%
Comcast Corp., Class A	43,605	1,841,875
DISH Network Corp., Class A†	23,143	589,915
		2,431,790
Chemicals-Diversified—1.8%
DuPont de Nemours, Inc.	47,885	2,723,699
Computer Services—2.1%
Cognizant Technology Solutions Corp., Class A	21,375	1,526,602
DXC Technology Co.	27,575	507,932
International Business Machines Corp.	11,039	1,232,615
		3,267,149
Computers—0.8%
HP, Inc.	69,201	1,242,850
Containers-Metal/Glass—0.4%
Ardagh Group SA	33,664	554,783
Containers-Paper/Plastic—0.6%
Packaging Corp. of America	8,344	955,305
Security Description	Shares	Value (Note 2)
Cosmetics & Toiletries—4.9%
Procter & Gamble Co.	54,199	$7,430,683
Diagnostic Equipment—1.9%
Danaher Corp.	12,550	2,880,727
Distribution/Wholesale—1.1%
Avient Corp.	25,196	782,840
HD Supply Holdings, Inc.†	23,814	949,226
		1,732,066
Diversified Manufacturing Operations—1.5%
Trane Technologies PLC	17,507	2,324,054
Electric Products-Misc.—0.8%
Emerson Electric Co.	19,165	1,241,700
Electric-Integrated—3.5%
Dominion Energy, Inc.	22,413	1,800,661
FirstEnergy Corp.	120,388	3,577,931
		5,378,592
Electronic Components- Semiconductors—2.7%
Intel Corp.	91,877	4,068,314
Electronic Parts Distribution—0.5%
SYNNEX Corp.	5,363	705,985
Entertainment Software—0.5%
Activision Blizzard, Inc.	10,730	812,583
Finance-Consumer Loans—0.6%
OneMain Holdings, Inc.	25,236	880,484
Finance-Other Services—2.4%
CME Group, Inc.	5,662	853,377
Intercontinental Exchange, Inc.	12,155	1,147,432
Nasdaq, Inc.	14,112	1,707,411
		3,708,220
Financial Guarantee Insurance—2.2%
MGIC Investment Corp.	166,464	1,674,628
Radian Group, Inc.	96,970	1,740,611
		3,415,239
Food-Misc./Diversified—1.6%
Kraft Heinz Co.	82,335	2,518,628
Gambling (Non-Hotel)—0.3%
International Game Technology PLC	57,836	474,834
Human Resources—0.6%
ManpowerGroup, Inc.	13,841	939,389
Independent Power Producers—1.2%
NRG Energy, Inc.	56,130	1,774,831
Instruments-Controls—1.9%
Honeywell International, Inc.	17,390	2,868,480
Insurance-Multi-line—3.2%
Allstate Corp.	55,600	4,934,500
Insurance-Property/Casualty—3.7%
Assurant, Inc.	16,107	2,003,227
Fidelity National Financial, Inc.	25,878	809,723
Progressive Corp.	11,161	1,025,696
Travelers Cos., Inc.	15,521	1,873,540
		5,712,186

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Shares	Value (Note 2)
Insurance-Reinsurance—0.7%
Essent Group, Ltd.	26,246	$1,045,903
Internet Security—0.9%
NortonLifeLock, Inc.	65,706	1,351,572
Investment Management/Advisor Services—5.7%
Artisan Partners Asset Management, Inc., Class A	24,480	980,669
Franklin Resources, Inc.	75,467	1,415,006
Janus Henderson Group PLC	55,102	1,338,978
T. Rowe Price Group, Inc.	38,921	4,929,734
		8,664,387
Machinery-General Industrial—0.2%
Otis Worldwide Corp.	5,104	312,773
Medical Instruments—2.0%
Medtronic PLC	31,057	3,123,402
Medical Labs & Testing Services—0.9%
MEDNAX, Inc.†	48,297	615,787
Quest Diagnostics, Inc.	6,441	786,703
		1,402,490
Medical-Biomedical/Gene—3.5%
Amgen, Inc.	3,996	866,892
Bio-Rad Laboratories, Inc., Class A†	4,730	2,773,767
Biogen, Inc.†	3,716	936,692
Gilead Sciences, Inc.	12,020	698,963
		5,276,314
Medical-Drugs—5.2%
Johnson & Johnson	28,453	3,901,191
Merck & Co., Inc.	12,486	939,072
Pfizer, Inc.	86,015	3,051,812
		7,892,075
Medical-HMO—0.6%
Centene Corp.†	14,886	879,763
Medical-Wholesale Drug Distribution—0.4%
Cardinal Health, Inc.	14,612	669,083
Oil Companies-Exploration & Production—2.1%
ConocoPhillips	75,993	2,174,920
EOG Resources, Inc.	20,142	689,662
Laredo Petroleum, Inc.†	37,750	303,510
		3,168,092
Oil Companies-Integrated—0.7%
Exxon Mobil Corp.	31,003	1,011,318
Oil Refining & Marketing—1.5%
HollyFrontier Corp.	24,490	453,310
Marathon Petroleum Corp.	12,702	374,709
Phillips 66	22,150	1,033,519
Valero Energy Corp.	9,801	378,416
		2,239,954
Security Description	Shares	Value (Note 2)
Oil-Field Services—0.5%
Schlumberger, Ltd.	53,135	$793,837
Pharmacy Services—1.1%
CVS Health Corp.	30,431	1,706,875
Printing-Commercial—0.3%
Deluxe Corp.	20,356	436,433
Radio—1.2%
Liberty Media Corp.—Liberty SiriusXM, Series A†	51,033	1,764,211
Real Estate Investment Trusts—2.2%
Cousins Properties, Inc.	102,377	2,608,566
Simon Property Group, Inc.	11,227	705,168
		3,313,734
Real Estate Management/Services—0.7%
Jones Lang LaSalle, Inc.	4,504	508,322
RE/MAX Holdings, Inc., Class A	15,771	510,034
		1,018,356
Retail-Building Products—1.2%
Home Depot, Inc.	6,724	1,793,358
Retail-Consumer Electronics—0.8%
Best Buy Co., Inc.	10,588	1,181,091
Retail-Drug Store—0.4%
Walgreens Boots Alliance, Inc.	19,589	666,810
Retail-Restaurants—2.3%
Cannae Holdings, Inc.†	28,604	1,057,776
McDonald's Corp.	11,364	2,420,532
		3,478,308
Semiconductor Equipment—0.5%
Applied Materials, Inc.	13,396	793,445
Steel-Producers—1.0%
Reliance Steel & Aluminum Co.	13,644	1,487,060
Telephone-Integrated—5.0%
AT&T, Inc.	41,023	1,108,442
GCI Liberty, Inc., Class A†	16,671	1,354,185
Verizon Communications, Inc.	91,758	5,229,288
		7,691,915
Tobacco—2.6%
Altria Group, Inc.	59,857	2,159,641
Philip Morris International, Inc.	26,071	1,851,562
		4,011,203
Total Long-Term Investment Securities (cost $164,699,002)		152,618,811

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.1%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $135,000 and collateralized by $138,200 of United States Treasury Notes, bearing interest at 0.25% due 06/30/2025 and having an approximate value of $137,731. (cost $135,000)	$135,000	$135,000
TOTAL INVESTMENTS (cost $164,834,002)(1)	100.1%	152,753,811
Liabilities in excess of other assets	(0.1)	(135,529)
NET ASSETS	100.0%	$152,618,282

†   Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$152,618,811	$—	$—	$152,618,811
Repurchase Agreements	—	135,000	—	135,000
Total Investments at Value	$152,618,811	$135,000	$—	$152,753,811

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Select Dividend Growth Fund

PORTFOLIO PROFILE — October 31, 2020 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	8.0%
Chemicals-Diversified	5.7
Insurance-Property/Casualty	5.1
Advertising Agencies	4.7
Aerospace/Defense	4.7
Investment Management/Advisor Services	4.6
Oil Refining & Marketing	3.8
Finance-Investment Banker/Broker	3.2
Containers-Paper/Plastic	3.0
Commercial Services-Finance	3.0
Data Processing/Management	2.9
Semiconductor Components-Integrated Circuits	2.9
Apparel Manufacturers	2.9
Toys	2.8
Instruments-Controls	2.8
Television	2.8
Tools-Hand Held	2.8
Diversified Manufacturing Operations	2.7
Medical Instruments	2.7
Computers-Memory Devices	2.6
Beverages-Non-alcoholic	2.5
Food-Meat Products	2.4
Insurance-Multi-line	2.4
Medical-Drugs	2.3
Pharmacy Services	2.3
Tobacco	2.2
Medical-Biomedical/Gene	2.2
Finance-Credit Card	2.1
Medical-Wholesale Drug Distribution	2.0
Telecommunication Equipment	2.0
Networking Products	2.0
Oil Companies-Exploration & Production	1.9
Repurchase Agreements	0.4
100.4%

* Calculated as a percentage of net assets

AIG Select Dividend Growth Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020

Security Description	Shares	Value (Note 2)
COMMON STOCKS—100.0%
Advertising Agencies—4.7%
Interpublic Group of Cos., Inc.	41,630	$753,087
Omnicom Group, Inc.	14,185	669,532
		1,422,619
Aerospace/Defense—4.7%
General Dynamics Corp.	5,205	683,573
Lockheed Martin Corp.	2,040	714,265
		1,397,838
Apparel Manufacturers—2.9%
VF Corp.	12,876	865,267
Beverages-Non-alcoholic—2.5%
PepsiCo, Inc.	5,631	750,556
Chemicals-Diversified—5.7%
Celanese Corp.	7,927	899,794
Eastman Chemical Co.	10,150	820,526
		1,720,320
Commercial Services-Finance—3.0%
Automatic Data Processing, Inc.	5,738	906,375
Computers-Memory Devices—2.6%
NetApp, Inc.	17,910	786,070
Containers-Paper/Plastic—3.0%
Packaging Corp. of America	7,971	912,600
Data Processing/Management—2.9%
Paychex, Inc.	10,579	870,123
Diversified Manufacturing Operations—2.7%
3M Co.	5,119	818,835
Electronic Components- Semiconductors—8.0%
Broadcom, Inc.	2,403	840,161
Intel Corp.	15,939	705,779
Texas Instruments, Inc.	5,979	864,503
		2,410,443
Finance-Credit Card—2.1%
Western Union Co.	31,809	618,367
Finance-Investment Banker/ Broker—3.2%
Charles Schwab Corp.	23,005	945,736
Food-Meat Products—2.4%
Tyson Foods, Inc., Class A	12,511	716,005
Instruments-Controls—2.8%
Honeywell International, Inc.	5,173	853,286
Insurance-Multi-line—2.4%
Allstate Corp.	7,978	708,048
Insurance-Property/Casualty—5.1%
Fidelity National Financial, Inc.	23,503	735,409
Progressive Corp.	8,544	785,193
		1,520,602
Investment Management/ Advisor Services—4.6%
Franklin Resources, Inc.	35,946	673,987
T. Rowe Price Group, Inc.	5,604	709,803
		1,383,790
Security Description	Shares/ Principal Amount	Value (Note 2)
Medical Instruments—2.7%
Medtronic PLC	7,902	$794,704
Medical-Biomedical/Gene—2.2%
Amgen, Inc.	3,103	673,165
Medical-Drugs—2.3%
AbbVie, Inc.	8,003	681,055
Medical-Wholesale Drug Distribution—2.0%
Cardinal Health, Inc.	13,275	607,862
Networking Products—2.0%
Cisco Systems, Inc.	16,350	586,965
Oil Companies-Exploration & Production—1.9%
EOG Resources, Inc.	16,375	560,680
Oil Refining & Marketing—3.8%
Marathon Petroleum Corp.	19,803	584,188
Valero Energy Corp.	14,232	549,498
		1,133,686
Pharmacy Services—2.3%
CVS Health Corp.	12,038	675,211
Semiconductor Components- Integrated Circuits—2.9%
QUALCOMM, Inc.	7,045	869,071
Telecommunication Equipment—2.0%
Juniper Networks, Inc.	30,445	600,375
Television—2.8%
ViacomCBS, Inc., Class B	29,848	852,757
Tobacco—2.2%
Altria Group, Inc.	18,697	674,588
Tools-Hand Held—2.8%
Snap-on, Inc.	5,385	848,299
Toys—2.8%
Hasbro, Inc.	10,322	853,836
Total Long-Term Investment Securities (cost $29,989,889)		30,019,134
REPURCHASE AGREEMENTS—0.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 10/30/2020, to be repurchased 11/02/2020 in the amount of $115,000 and collateralized by $ 117,700 of United States Treasury Notes, bearing interest at 0.25% due 06/30/2025 and having an approximate value of $117,301 (cost $115,000)	$115,000	115,000
TOTAL INVESTMENTS (cost $30,104,889)(1)	100.4%	30,134,134
Liabilities in excess of other assets	(0.4)	(114,547)
NET ASSETS	100.0%	$30,019,587

(1) See Note 6 for cost of investments on a tax basis.

AIG Select Dividend Growth Fund

PORTFOLIO OF INVESTMENTS — October 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$30,019,134	$—	$—	$30,019,134
Repurchase Agreements	—	115,000	—	115,000
Total Investments at Value	$30,019,134	$115,000	$—	$30,134,134

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2020

Note 1.  Organization

SunAmerica Series, Inc. (the "Series"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Series is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Series consists of six separate mutual funds, five of which are included in this report and are currently offered for sale (each a "Fund" and collectively, the "Funds"). With respect to the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each of these Funds has a principal investment technique to invest in a combination of affiliated SunAmerica funds as described below (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Funds are as follows:

AIG Multi-Asset Allocation Fund seeks growth of capital through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Active Allocation Fund seeks growth of capital and conservation of principal through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Focused Dividend Strategy Fund seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

AIG Strategic Value Fund seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

AIG Select Dividend Growth Fund seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The AIG Asset Allocation Strategy Funds: AIG Multi-Asset Allocation and AIG Active Allocation, ("Strategy Funds") invest in various AIG funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.aig.com/funds.

The Funds are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective September 30, 2020, Class C shares convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, with Class B and Class C shares being subject to higher distribution fee rates. Class W shares have not adopted a 12b-1 Plan and make no payments thereunder, however, Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services. For the Strategy Funds, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Series' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Series. In addition, pursuant to Indemnification Agreements between the Series and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Series (collectively, the "Disinterested Directors"), the Series provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Series, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Series enters into contracts that contain the obligation to indemnify others. The Series' maximum exposure under these arrangements is unknown. Currently, however, the Series expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2020, is reported on a schedule at the end of each Fund's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2020, the repurchase agreements held by the Funds are subject to master netting agreements. See each Fund's Portfolio of Investments and Notes to Financial Statements for more information about a Fund's holdings in repurchase agreements.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions received from a Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held. The Strategy Funds invest in a combination of AIG Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Strategy Funds, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Funds and do not include indirect expenses borne by each Strategy Fund in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, and AIG Select Dividend Growth Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

LIBOR Risk: A fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments.

In advance of 2021, regulators and market participants are expected to work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund's performance and/or NAV.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Series, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Funds and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Fund to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Fund	Percentage
AIG Multi-Asset Allocation	0.10%
AIG Active Allocation	0.10%
AIG Focused Dividend Strategy	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
AIG Strategic Value	0.75%
AIG Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Fund's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Fund	Percentage
AIG Strategic Value Class A	1.72%
AIG Strategic Value Class C	2.37%
AIG Strategic Value Class W	1.52%
AIG Select Dividend Growth Class A	1.13%
AIG Select Dividend Growth Class C	1.78%
AIG Select Dividend Growth Class W	0.93%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Funds, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Funds' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Fund	Percentage
AIG Multi-Asset Allocation Class A	0.25%
AIG Multi-Asset Allocation Class B	0.90%
AIG Multi-Asset Allocation Class C	0.90%
AIG Active Allocation Class A	0.25%
AIG Active Allocation Class B	0.90%
AIG Active Allocation Class C	0.90%

Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

For the year ended October 31, 2020, pursuant to the contractual and voluntary expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Other Expenses Reimbursed
AIG Select Dividend Growth	$144,192
Fund	Class Specific Expenses Reimbursed
AIG Multi-Asset Allocation Class B	$9,272
AIG Multi-Asset Allocation Class C	5,527
AIG Active Allocation Class A	—
AIG Active Allocation Class B	11,190
AIG Active Allocation Class C	11,609
AIG Strategic Value Class W	3,675
AIG Select Dividend Growth Class A	64,713
AIG Select Dividend Growth Class C	21,113
AIG Select Dividend Growth Class W	17,252

For the year ended October 31, 2020, the amounts recouped by SunAmerica are as follows:

Fund	Class Specific Expenses Recouped
AIG Active Allocation Class A	$7,118
AIG Strategic Value Class W	3,036

At October 31, 2020, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Other Expenses Reimbursed
Fund	October 31, 2021	October 31, 2022
AIG Select Dividend Growth	$113,394	$144,192

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

	Class Specific Expenses Reimbursed
Fund	October 31, 2021	October 31, 2022
AIG Multi-Asset Allocation Class B	$11,724	$9,272
AIG Multi-Asset Allocation Class C	7,910	5,527
AIG Active Allocation Class A	4,538	—
AIG Active Allocation Class B	13,901	11,190
AIG Active Allocation Class C	14,232	11,609
AIG Strategic Value Class W	10,430	3,675
AIG Select Dividend Growth Class A	96,408	64,713
AIG Select Dividend Growth Class C	25,012	21,113
AIG Select Dividend Growth Class W	16,944	17,252

The Series, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Fund has adopted a Distribution Plan on behalf of each class of shares of the Funds (other than Class W shares of each of the Funds and Class A shares of the Strategy Funds) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Fund, as applicable, other than the Strategy Funds, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Funds, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. During the year ended October 31, 2020, ACS waived fees in the amount of $22,580 for the Class A shares of AIG Select Dividend Growth Fund. Except for the Strategy Funds, the Plans provide that each respective class of shares of each Fund under such plan will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended October 31, 2020, ACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Series, on behalf of the AIG Focused Dividend Strategy Fund, AIG Select Dividend Growth Fund and AIG Strategic Value Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2020, ACS earned fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

ACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. ACS has advised the Funds

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

that for the year ended October 31, 2020, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
AIG Multi-Asset Allocation	$100,178	$13,984	$71,793	$—	$21,366	$521
AIG Active Allocation	98,934	9,031	74,548	—	26,989	2,204
AIG Focused Dividend Strategy	1,678,017	212,354	1,210,866	26,330	591,951	95,152
AIG Strategic Value	54,501	14,147	32,616	—	—	26
AIG Select Dividend Growth	22,677	9,818	9,178	3,020	—	—

The Series, on behalf of each Fund, has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, pursuant to which AFS receives a fee from each Fund (except the Strategy Funds) to compensate AFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2020, the Funds incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

	Expense				Payable at October 31, 2020
Fund	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
AIG Focused Dividend Strategy	$4,105,896	$515,709	$3,944,514	$5,945,854	$313,842	$34,808	$236,214	$341,085
AIG Strategic Value	356,133	—	16,090	10,259	28,140	—	941	777
AIG Select Dividend Growth	65,910	—	8,874	4,317	4,932	—	697	233

Note 4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2020 were as follows:

	AIG Multi-Asset Allocation Portfolio	AIG Active Allocation Portfolio	AIG Focused Dividend Strategy Portfolio	AIG Strategic Value Portfolio	AIG Select Dividend Growth Portfolio
Purchases (excluding U.S. government securities)	$20,439,966	$20,818,995	$4,427,892,775	$81,089,710	$16,707,956
Sales (excluding U.S. government securities)	45,871,808	35,448,230	7,775,931,609	101,852,549	27,581,117
Purchases of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund owned shares of the Underlying Funds. For the year ended October 31, 2020, transactions in these securities were as follows:

AIG Multi-Asset Allocation

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2019	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2020
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$266,177	$—	$15,207,694	$2,290,661	$2,179,713	$(957,984)	$(1,591,741)	$12,768,917
SunAmerica Equity Funds, AIG Japan Fund, Class A	33,792	—	7,180,432	299,721	1,128,884	(19,251)	(361,187)	5,970,831
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	410,352	—	8,996,878	439,417	1,286,339	(82,852)	(216,046)	7,851,058
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	317,858	—	9,592,322	1,170,483	1,804,796	(103,886)	155,016	9,009,139
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	319,135	—	22,535,778	2,831,910	6,905,960	23,890	871,901	19,357,519
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	109,615	—	3,521,624	119,639	758,764	(55,819)	(94,149)	2,732,531
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	236,705	220,845	6,667,788	878,135	783,541	(60,058)	(1,111,196)	5,591,128
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	427,828	—	22,653,268	1,185,554	8,912,689	(1,011,726)	(420,419)	13,493,988
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	335,268	455,273	22,155,740	2,745,849	3,198,492	360,323	(3,153,768)	18,909,652
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	152,407	—	20,929,336	2,885,883	2,586,658	(1,615,647)	(238,002)	19,374,912
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	383,462	—	15,600,382	6,322,503	2,557,491	(86,007)	(82,807)	19,196,580
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	920,043	8,978,897	1,994,641	1,472,822	102,010	8,367	9,611,093
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A	—	1,289,585	12,876,248	1,329,682	6,535,056	630,022	1,610,247	9,911,143
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	730,927	—	23,354,638	1,395,906	3,158,164	(153,011)	(2,693,476)	18,745,893
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	502,685	21,913,918	1,661,939	2,602,439	9,478	(1,586,998)	19,395,898
	$3,723,526	$3,388,431	$222,164,943	$27,551,923	$45,871,808	$(3,020,518)	$(8,904,258)	$191,920,282

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

AIG Active Allocation

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2019	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2020
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$174,850	$—	$10,242,546	$2,514,354	$4,402,006	$(209,080)	$(1,256,586)	$6,889,228
SunAmerica Equity Funds, AIG Japan Fund, Class A	16,280	—	3,616,518	590,949	1,553,829	(122,837)	17,494	2,548,295
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	346,898	—	7,408,165	763,935	994,791	(62,792)	(163,430)	6,951,087
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	225,309	—	5,559,837	2,589,110	1,178,791	(13,040)	86,732	7,043,848
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	410,294	—	26,016,860	5,050,107	5,972,085	174,662	861,164	26,130,708
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	140,852	—	4,322,917	448,122	579,294	(29,253)	(126,198)	4,036,294
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	193,748	199,999	6,006,178	994,429	1,267,767	(158,723)	(905,005)	4,669,112
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	187,953	—	7,552,001	2,025,178	1,454,362	(110,560)	(87,344)	7,924,913
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	169,814	230,597	11,164,211	2,607,915	1,992,277	205,631	(1,938,263)	10,047,217
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	13,348	—	4,316,938	355,447	3,623,352	(476,875)	286,286	858,444
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	98,369	—	3,830,432	1,842,700	574,849	(31,921)	(89,964)	4,976,398
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	1,387,240	13,471,847	2,209,649	4,275,363	262,986	(263,013)	11,406,106
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A	—	1,300,930	12,916,701	1,822,978	5,454,700	531,572	2,077,622	11,894,173
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	147,001	—	3,229,416	2,174,866	674,378	(64,813)	(486,438)	4,178,653
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	114,387	4,960,092	187,125	1,450,386	86,659	(510,675)	3,272,815
	$2,124,716	$3,233,153	$124,614,659	$26,176,864	$35,448,230	$(18,384)	$(2,497,618)	$112,827,291

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

At October 31, 2020, AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each owned 5% or more of the outstanding shares of the following Funds:

	Holder
Fund	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund
AIG Strategic Value	12.35%	6.56%
AIG Select Dividend Growth	44.92%	26.38%

The Strategy Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Strategy Funds within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying Funds.

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and partnerships.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2020
Fund	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$2,098,598	$1,898,650	$(15,951,175)	$3,993,578	$12,510,680
AIG Active Allocation	293,985	2,788,673	(3,294,875)	1,923,483	8,660,131
AIG Focused Dividend Strategy	12,478,879	(628,429,823)	(139,425,379)	550,058,395	—
AIG Strategic Value	2,034,224	(1,315,211)	(12,901,303)	3,402,841	3,729,341
AIG Select Dividend Growth	41,489	(1,182,100)	(70,843)	853,370	—

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$5,784,227	$—
AIG Active Allocation	3,214,405	6,086,498
AIG Focused Dividend Strategy	295,515,778	536,010,979
AIG Strategic Value	8,826,201	14,300,246
AIG Select Dividend Growth	2,630,151	3,881,048

As of October 31, 2020, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

	Unlimited
Fund	ST	LT
AIG Multi-Asset Allocation	$—	$—
AIG Active Allocation	—	—
AIG Focused Dividend Strategy	278,041,241	350,388,582
AIG Strategic Value	1,315,211	—
AIG Select Dividend Growth	—	1,182,100

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

The Funds indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2020.

Fund	Capital Loss Carryforward Utilized
AIG Multi-Asset Allocation	$—
AIG Active Allocation	—
AIG Focused Dividend Strategy	—
AIG Strategic Value	—
AIG Select Dividend Growth	394,439

For the period ended October 31, 2020, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of distributions received from underlying funds, dividend redesignations and partnerships to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
AIG Multi-Asset Allocation	$273,150	$(273,150)	$—
AIG Active Allocation	227,608	(227,608)	—
AIG Focused Dividend Strategy	(1,749)	1,749	—
AIG Strategic Value	49,200	(49,200)	—
AIG Select Dividend Growth	(8,449)	8,449	—

As of October 31, 2020, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
Cost (tax basis)	$207,871,457	$116,122,166	$4,782,244,142	$165,655,114	$30,204,977
Appreciation	4,292,426	3,879,411	286,064,457	15,217,775	2,755,470
Depreciation	(20,243,601)	(7,174,286)	425,489,836	(28,119,078)	(2,826,313)
Net unrealized appreciation (depreciation)	$(15,951,175)	$(3,294,875)	$(139,425,379)	$(12,901,303)	$(70,843)

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	AIG Multi-Asset Allocation Fund
	Class A				Class B
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	342,443	$5,677,892	374,736	$6,590,243	67,533	$1,090,360	103,972	$1,823,483
Reinvested dividends	787,656	13,697,359	281,512	4,774,434	47,437	825,397	16,499	279,993
Shares redeemed	(1,562,051)	(25,728,783)	(1,583,217)	(27,795,049)	(128,047)	(2,078,906)	(175,323)	(3,032,992)
Net increase (decrease) in shares outstanding before automatic conversion	(431,952)	(6,353,532)	(926,969)	(16,430,372)	(13,077)	(163,149)	(54,852)	(929,516)
Shares issued/ (reacquired) upon automatic conversion	308,290	5,028,388	214,479	3,759,306	(94,144)	(1,487,220)	(115,603)	(2,018,111)
Net increase (decrease)	(123,662)	$(1,325,144)	(712,490)	$(12,671,066)	(107,221)	$(1,650,369)	(170,455)	$(2,947,627)

	AIG Multi-Asset Allocation Fund
	Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	75,689	$1,247,190	92,359	$1,605,906
Reinvested dividends	60,563	1,052,589	21,862	370,777
Shares redeemed	(265,244)	(4,351,140)	(310,044)	(5,430,234)
Net increase (decrease) in shares outstanding before automatic conversion	(128,992)	(2,051,361)	(195,823)	(3,453,551)
Shares issued/ (reacquired) upon automatic conversion	(215,391)	(3,541,168)	(99,388)	(1,741,195)
Net increase (decrease)	(344,383)	$(5,592,529)	(295,211)	$(5,194,746)

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

	AIG Active Allocation Fund
	Class A				Class B
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	421,891	$6,538,260	340,637	$5,515,431	95,634	$1,471,101	70,334	$1,137,825
Reinvested dividends	530,194	8,388,574	444,527	7,048,588	40,545	638,338	41,599	651,090
Shares redeemed	(1,016,098)	(15,762,679)	(945,777)	(15,474,785)	(175,592)	(2,682,058)	(188,853)	(3,041,028)
Net increase (decrease) in shares outstanding before automatic conversion	(64,013)	(835,845)	(160,613)	(2,910,766)	(39,413)	(572,619)	(76,920)	(1,252,113)
Shares issued/ (reacquired) upon automatic conversion	194,247	3,064,957	91,843	1,506,572	(51,492)	(768,495)	(56,274)	(912,675)
Net increase (decrease)	130,234	$2,229,112	(68,770)	$(1,404,194)	(90,905)	$(1,341,114)	(133,194)	$(2,164,788)

	AIG Active Allocation Fund
	Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	114,091	$1,787,211	111,184	$1,791,941
Reinvested dividends	66,095	1,044,617	67,730	1,064,188
Shares redeemed	(314,943)	(4,906,014)	(339,390)	(5,547,705)
Net increase (decrease) in shares outstanding before automatic conversion	(134,757)	(2,074,186)	(160,476)	(2,691,576)
Shares issued/ (reacquired) upon automatic conversion	(144,203)	(2,296,462)	(36,381)	(593,897)
Net increase (decrease)	(278,960)	$(4,370,648)	(196,857)	$(3,285,473)

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

	AIG Focused Dividend Strategy Fund
	Class A				Class B
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32,491,602	$486,460,585	27,634,448	$464,321,582	635,537	$9,704,526	1,297,385	$21,412,686
Reinvested dividends	8,170,831	127,355,567	12,551,945	207,397,320	980,773	15,306,408	1,218,763	19,954,242
Shares redeemed	(62,833,118)	(942,900,578)	(105,254,025)	(1,748,315,942)	(6,740,251)	(99,688,786)	(6,192,482)	(102,504,165)
Net increase (decrease) in shares outstanding before automatic conversion	(22,170,685)	(329,084,426)	(65,067,632)	(1,076,597,040)	(5,123,941)	(74,677,852)	(3,676,334)	(61,137,237)
Shares issued/ (reacquired) upon automatic conversion	1,460,932	21,639,786	322,037	5,400,237	(211,231)	(3,035,073)	(241,121)	(3,992,033)
Net increase (decrease)	(20,709,753)	$(307,444,640)	(64,745,595)	$(1,071,196,803)	(5,335,172)	$(77,712,925)	(3,917,455)	$(65,129,270)
	AIG Focused Dividend Strategy Fund
	Class C				Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,570,086	$69,249,503	10,254,701	$169,449,964	27,504,922	$416,610,757	77,571,624	$1,291,114,933
Reinvested dividends	7,429,473	116,019,169	10,174,698	166,465,498	12,165,668	190,671,524	16,859,131	278,288,034
Shares redeemed	(73,315,974)	(1,083,852,691)	(58,669,778)	(971,628,400)	(158,495,499)	(2,367,683,139)	(157,467,019)	(2,620,335,795)
Net increase (decrease) in shares outstanding before automatic conversion	(61,316,415)	(898,584,019)	(38,240,379)	(635,712,938)	(118,824,909)	(1,760,400,858)	(63,036,264)	(1,050,932,828)
Shares issued/ (reacquired) upon automatic conversion	(1,263,663)	(18,604,713)	(83,924)	(1,408,204)	—	—	—	—
Net increase (decrease)	(62,580,078)	$(917,188,732)	(38,324,303)	$(637,121,142)	(118,824,909)	$(1,760,400,858)	(63,036,264)	$(1,050,932,828)

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

	AIG Strategic Value Fund
	Class A
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	318,905	$7,764,713	251,172	$6,760,373
Reinvested dividends	226,314	6,341,305	770,535	20,380,658
Shares redeemed	(1,168,114)	(29,355,153)	(1,006,603)	(27,611,800)
Net increase (decrease) in shares outstanding before automatic conversion	(622,895)	(15,249,135)	15,104	(470,769)
Shares issued/ (reacquired) upon automatic conversion	31,992	835,104	33,236	903,071
Net increase (decrease)	(590,903)	$(14,414,031)	48,340	$432,302

	AIG Strategic Value Fund
	Class C				Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22,114	$541,946	183,271	$4,232,418	88,691	$2,242,660	126,581	$3,491,430
Reinvested dividends	11,314	289,641	43,394	1,053,157	7,356	206,126	15,630	413,256
Shares redeemed	(195,541)	(4,459,594)	(196,639)	(4,872,754)	(135,634)	(3,126,450)	(65,998)	(1,789,987)
Net increase (decrease) in shares outstanding before automatic conversion	(162,113)	(3,628,007)	30,026	412,821	(39,587)	(677,664)	76,213	2,114,699
Shares issued/ (reacquired) upon automatic conversion	(35,182)	(835,104)	(36,302)	(903,071)	—	—	—	—
Net increase (decrease)	(197,295)	$(4,463,111)	(6,276)	$(490,250)	(39,587)	$(677,664)	76,213	$2,114,699

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

	AIG Select Dividend Growth Fund
	Class A				Class C
	For the year ended October 31, 2020		For the year ended October 31, 2019		For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	294,625	$3,738,635	240,049	$3,112,114	75,313	$970,927	308,800	$3,932,283
Reinvested dividends	54,623	728,306	432,981	5,928,379	5,252	71,095	24,316	331,985
Shares redeemed	(984,262)	(13,631,257)	(448,820)	(6,321,289)	(168,584)	(2,274,925)	(115,285)	(1,575,746)
Net increase (decrease) in shares outstanding before automatic conversion	(635,014)	(9,164,316)	224,210	2,719,204	(88,019)	(1,232,903)	217,831	2,688,522
Shares issued/ (reacquired) upon automatic conversion	1,147	16,676	—	—	(1,153)	(16,676)	—	—
Net increase (decrease)	(633,867)	$(9,147,640)	224,210	$2,719,204	(89,172)	$(1,249,579)	217,831	$2,688,522

	AIG Select Dividend Growth Fund
	Class W
	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	53,465	$807,124	112,189	$1,539,948
Reinvested dividends	3,650	48,468	16,609	227,018
Shares redeemed	(125,143)	(1,550,381)	(45,432)	(625,434)
Net increase (decrease)	(68,028)	$(694,789)	83,366	$1,141,532

Note 8.  Line of Credit

The Series, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Series' custodian. Prior to September 4, 2020, interest is payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. The Series, on behalf of each of the Funds, has paid State Street for its own account, such Fund's ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Effective September 4, 2020, interest on each of the committed and uncommitted lines of credit is payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum shall be equal to the higher of (a) the Federal Funds Effective Rate on such date and (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the Federal Funds Effective Rate or the Overnight Bank Funding Rate shall be less than zero, then the Federal Funds Effective Rate or the Overnight Bank Funding Rate, shall be deemed to be zero for the purposes of determining the rate. The Series, on behalf of each of the Funds, has paid State Street for its own account, such Fund's ratable portion of an upfront fee in an amount equal to $40,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a

NOTES TO FINANCIAL STATEMENTS — October 31, 2020 (continued)

commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2020, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
AIG Focused Dividend Strategy	60	$56,646	$15,277,917	2.09%
AIG Strategic Value	28	857	657,143	2.45
AIG Select Dividend Growth	11	1,123	1,579,545	2.90

As of October 31, 2020, there were no borrowings outstanding.

Note 9.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2020, none of the funds participated in this program.

Note 10.  Other Matters

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time including through the issue date of these financial statements and has resulted in substantial market volatility and may result in a significant economic downturn.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (five of the funds constituting SunAmerica Series, Inc., hereafter collectively referred to as the "Funds") as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Series, Inc.
AIG Multi-Asset Allocation Fund (1)
AIG Active Allocation Fund (1)
AIG Focused Dividend Strategy Fund (1)
AIG Select Dividend Growth Fund (1)
AIG Strategic Value Fund (2)

(1)  The statements of assets and liabilities, including the portfolios of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020

(2)  The statement of assets and liabilities, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2020

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM — (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program. SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"), the investment adviser to the Series, has been designated by the Board to administer the Funds' liquidity risk management program (the "Program"). The Adviser has appointed a Liquidity Risk Management Committee (the "Committee") comprised of certain officers as well as certain personnel of the Adviser. The Committee is subject to the oversight of the Adviser. The Adviser and the Committee are referred to collectively herein as the "Program Administrator." The Program is designed to assess, manage and periodically review each Fund's liquidity risk, based on factors specific to the circumstances of each Fund. "Liquidity risk" means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. During the period, the Program Administrator provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation.

During the period covered by the liquidity Program report to the Board, the Program supported each Fund's ability to honor redemption requests timely and the Adviser's management of each Fund's liquidity profile, including during periods of market volatility and net redemptions. The Program Administrator reported that it has reviewed the Program and believes that the Program is reasonably designed to assess and manage the liquidity risk of each Fund, that the Program has been effectively implemented to monitor and respond to liquidity developments (where necessary) and is operating effectively, and that the Program addresses potential liquidity risks in connection with the management of the Funds. Furthermore, the Program Administrator reported that each Fund operated as a "Primarily Highly Liquid Fund" during the review period, and therefore, did not have to comply with the Highly Liquid Investment Minimum requirements. Finally, the Program Administrator reported that each Fund had no breaches of the limit on illiquid investments, and therefore, no Board notification or regulatory filings were required.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Fund," and collectively, the "Funds") or SunAmerica Asset Management, LLC ("SunAmerica"), approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2021 at a meeting held on June 2-3, 2020 (the "Meeting").1 The Corporation currently consists of the following six separate Funds: AIG Active Allocation Fund ("Active Allocation Fund"), AIG Multi-Asset Allocation Fund ("Multi-Asset Allocation Fund"), AIG Focused Dividend Strategy Fund ("Dividend Strategy Fund"), AIG Focused Dividend Strategy II Fund, AIG Strategic Value Fund ("Strategic Value Fund ") and AIG Select Dividend Growth Fund ("Dividend Growth Fund").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Funds; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates who are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement. The Board further considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new funds and ongoing risks such as operational, reputational, liquidity, litigation, regulatory and compliance risks with respect to all Funds.

1  On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the June meeting was held telephonically in reliance on the Order.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2020, SunAmerica managed, advised and/or administered approximately $71.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

Investment Performance. The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Fund's benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2020. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that while it found the data provided by Broadridge generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of performance comparisons may vary depending on the selection of the peer group.

Active Allocation Fund. The Board noted the limited size of the Peer Group. The Board considered that the Fund's performance was equal to the median of its Peer Group for the one-year period. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one- and three-year periods and above the median of its Peer Universe for the five-year period. The Board further considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance, and concluded that the Fund's performance was being appropriately monitored.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Multi-Asset Allocation Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management's discussion of the reasons for the Fund's recent underperformance as well as management's discussion of the Fund's portfolio construction and investment strategy and concluded that the Fund's performance was being appropriately monitored.

Dividend Strategy Fund. The Board considered that the Fund's performance was equal to the median of its Peer Group for the one-year period and above the median of its Peer Group for the three- and five-year periods. The Board also considered that the Fund's performance was below the median of its Peer Universe for the one-year period and above the median of its Peer Universe for the three- and five-year periods. The Board further considered that the Fund outperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, and concluded that the Fund's performance was satisfactory.

Strategic Value Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one-, three- and five-year periods. The Board also considered that the Fund's performance was above the median of its Peer Universe for the one-year period and below the median of its Peer Universe for the three- and five-year periods. The Board further considered that the Fund outperformed its Broadridge Index for the one- and three- year periods and underperformed its Broadridge Index for the five-year period. The Board noted management's discussion of the Fund's performance, including the Fund's investment approach, and concluded that the Fund's performance was being appropriately monitored.

Dividend Growth Fund. The Board noted that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance, and concluded that the Fund's performance is being appropriately monitored.

Consideration of the Management Fees and the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Funds. The Board, including the Independent Directors, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe, as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of Strategic Value Fund and Dividend Growth Fund. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Active Allocation Fund and Multi-Asset Allocation Fund (collectively, the "Allocation Funds"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Funds. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Active Allocation Fund. The Board considered that the Fund's actual management fees were below the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the medians of its Peer Group and Peer Universe.

Multi-Asset Allocation Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Dividend Strategy Fund. The Board considered that the Fund's actual management fees were below the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the medians of its Peer Group and Peer Universe. The Board noted that the Fund's advisory fee contains breakpoints.

Strategic Value Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Dividend Growth Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the median of its Peer Group and above the median of its Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Funds with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Funds under the Advisory Agreement were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also took into account that the management fee arrangements with respect to Dividend Strategy Fund included breakpoints that will adjust the fee downward as the size of those Funds increase, thereby allowing the shareholders to participate in any economies of scale. The Board further noted that, with respect to the Strategic Value Fund and Dividend Growth Fund, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board also noted that with respect to the Allocation Funds, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2021. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

DIRECTOR AND OFFICER INFORMATION — October 31, 2020 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During Past Five Years(3)
Disinterested Directors
Dr. Judith L. Craven Age: 75	Director	2001-present	Retired.	82	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby's, Inc. (1998 to present).
Richard W. Grant Age: 75	Director Chairman of the Board	2011-present	Retired.	23	None
Stephen J. Gutman Age: 77	Director	2001-present	Senior Vice President and Associate Broker. The Corcoran Group (real estate) (2002 to present); President, SJG Marketing Inc. (2009 to present).	23	None
Eileen A. Kamerick Age: 62	Director	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	23

Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).

DIRECTOR AND OFFICER INFORMATION — October 31, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During Past Five Years(3)
Interested Director
Peter A. Harbeck(4) Age: 66	Director	2001-present	Retired June 2019; formerly President, CEO (1997 to 2019), and Director (1992 to 2019), SunAmerica; Director, AIG Capital Services, Inc. ("ACS") (1993 to 2019); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	82	None

(1)  Directors serve until their successors are duly elected and qualified.

(2)  The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The "Fund Complex" includes SunAmerica Series, Inc. (6 funds), SunAmerica Money Market Funds, Inc. ("SAMMF") (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust ("AST") (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. ("SASFRF") (1 fund), SunAmerica Series Trust ("SAST") (60 portfolios), VALIC Company I ("VALIC I") (44 portfolios), VALIC Company II "VALIC II" (15 funds), Seasons Series Trust ("SST") (19 portfolios) and SunAmerica Specialty Series (6 portfolios).

(3)  Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(4)  Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

DIRECTOR AND OFFICER INFORMATION — October 31, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
John T. Genoy Age: 52	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).
Sharon French Age: 55	Executive Vice President	2019-present

President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler Age: 54	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).
Kathleen Fuentes Age: 51	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).
James Nichols Age: 54	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).
Gregory R. Kingston Age: 54 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).
Shawn Parry Age: 48 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).
Donna McManus Age: 59	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009-2014); Vice President, SunAmerica, (2014 to present).
Timothy Pettee Age: 62	Vice President	2018-present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013).
Christopher C. Joe Age: 51 2919 Allen Parkway Houston. Texas 77019	Chief Compliance Officer	2017 to present

Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 48	Anti-Money Laundering ("AML") Compliance Officer	2006-present

Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2021.

Fund	Net Long-Term Capital Gains
AIG Multi-Asset Allocation	$12,510,680
AIG Active Allocation	8,660,131
AIG Focused Dividend Strategy	—
AIG Strategic Value	3,729,341
AIG Select Dividend Growth	—

For the year ended October 31, 2020, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the dividends received deductions for corporations.

Fund	Percentage
AIG Multi-Asset Allocation	47.53%
AIG Active Allocation	43.13
AIG Focused Dividend Strategy	76.51
AIG Strategic Value	100.00
AIG Select Dividend Growth	100.00

The AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2020, were $67,205 and $39,542 respectively. The gross foreign source income for the information reporting is $367,081 and $230,606 respectively.

For the year ended October 31, 2020, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Fund	Amount
AIG Multi-Asset Allocation	$3,993,578
AIG Active Allocation	1,923,483
AIG Focused Dividend Strategy	550,058,395
AIG Strategic Value	3,402,841
AIG Select Dividend Growth	853,370

COMPARISONS: FUNDS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Fund commenced operations. It is important to note that the Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of Class A shares of each Fund. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Multi-Asset Allocation Fund Class A shares returned -2.32% (before maximum sales charge) for the 12 months ended October 31, 2020. The Fund underperformed its primary benchmark, the Russell 3000® Index*, a broad measure of the performance of U.S. equities, which returned 10.15% for the same period. The Fund also underperformed its blended benchmark (the "Blended Index"), comprised 55% of the Russell 3000® Index*, 10% of the MSCI ACWI ex US (net) Index*, 25% of the Bloomberg Barclays U.S. Universal Index* and 10% of the Bloomberg Commodity Index*, which returned 6.34%. The components of the Blended Index, the Russell 3000® Index, the MSCI ACWI ex US (net) Index, the Bloomberg Barclays U.S. Universal Index and the Bloomberg Commodity Index, returned 10.15%, -2.61%, 5.96% and -8.75%, respectively, for the same annual period.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation rather than individual security selection or sector allocation.

The Adviser will generally allocate approximately 10% of the Fund's portfolio among 10 individual asset classes through investments in underlying AIG Funds. The allocation to the five major asset classes – domestic equity securities, foreign equity securities, commodities, global equity securities and fixed income securities – were maintained close to their strategic target weights of 50%, 10%, 10% 10% and 20%, respectively, during most of the annual period. The AIG ESG Dividend Fund's weighting was increased during the annual period, as it became its own 10% asset class target. This shift benefited the Fund's results, as the AIG ESG Dividend Fund outperformed its benchmark during the annual period.

During the annual period, asset allocation decisions overall detracted modestly from the Fund's relative performance during the annual period. From a sub-asset class perspective, the primary drivers of the Fund's underperformance relative to the Blended Index were investments in value-oriented U.S. equities, a global equity strategy and small-cap U.S. equities. Only partially offsetting these losses were exposures to large-cap growth-oriented U.S. equities and U.S. government securities, which contributed positively.

Underlying fund performance was also a significant detractor from the Fund's performance relative to the Blended Index during the annual period. Positions in AIG Select Dividend Growth Fund, AIG International Dividend Strategy Fund and AIG Small-Cap Fund were the largest detractors from relative results. These detractors were partially offset by the positive contributions made by allocations to the AIG Focused Growth Fund and AIG ESG Dividend Fund, each of which outperformed their respective benchmark index during the annual period.

Past performance is no guarantee of future results.

*  The Russell 3000® Index consists of the 3,000 largest U.S. companies based on total market capitalization. The MSCI ACWI ex US (net) Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds. The Bloomberg Commodity Index is a broadly diversified index made up of 23 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.

Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Multi-Asset Allocation Fund Class A shares would be valued at $14,921. The same amount invested in securities mirroring the performance of the Russell 3000® Index** would be valued at $33,358.

	Class A		Class B		Class C
SunAmerica Multi-Asset Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-7.92%	-2.32%	-6.69%	-3.08%	-3.80%	-2.90%
5 year return	2.36%	19.24%	2.53%	15.31%	2.91%	15.42%
10 year return	4.08%	58.30%	4.13%	49.94%	4.03%	48.42%
Since Inception*	4.77%	145.29%	4.81%	132.62%	4.44%	118.47%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2020, the AIG Multi-Asset Allocation Fund Class A returned -7.92% compared to 10.15% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Active Allocation Fund Class A shares returned 2.28% (before maximum sales charge) for the 12 months ended October 31, 2020. The Fund underperformed its primary benchmark, the Russell 3000® Index*, a broad measure of the performance of U.S. equities, which returned 10.15% for the same period. The Fund also underperformed its blended benchmark (the "Blended Index"), comprised 50% of the Russell 3000® Index*, 10% of the MSCI ACWI ex US (net) Index* and 40% of the Bloomberg Barclays U.S. Universal Index*, which returned 7.78%. The components of the Blended Index, the Russell 3000® Index, the MSCI ACWI ex US (net) Index and the Bloomberg Barclays U.S. Universal Index, returned 10.15%, -2.61% and 5.96%, respectively, for the same annual period.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation rather than individual security selection or sector allocation.

The Adviser will generally allocate the Fund's portfolio among five major asset classes – domestic equity securities, foreign equity securities, fixed income securities, commodities and global equity securities.

Early in the annual period, exposure to commodities was reduced, as the outlook for this asset class was deemed to be weak, and the proceeds were moved primarily to U.S. government securities.

During the annual period, the primary driver of the Fund's underperformance relative to the Blended Index was underlying fund performance. All of the Fund's underlying funds – except AIG Focused Growth Fund and AIG ESG Dividend Fund – underperformed their respective benchmarks during the annual period. The AIG International Dividend Strategy Fund AIG Select Dividend Growth Fund and AIG U.S. Government Securities Fund detracted most, each significantly underperforming their respective benchmarks during the annual period.

Asset allocation decisions also detracted from the Fund's performance relative to the Blended Index during the annual period. An underweight to fixed income securities during the equity downturn in the first quarter of 2020 hurt. March 2020 was a particularly challenging month for the Fund, as the U.S. and other countries shut down parts of their economies. Exposure to fixed income securities especially detracted in March, as gains in the AIG U.S. Government Securities Fund were more than offset by underperformance of the Fund's positions in credit-oriented fixed income funds. U.S. small-cap equity and value-oriented equity funds also posted weak returns, as their holdings were comparatively more sensitive to the economy than their larger and more growth-oriented counterparts. During the second half of the annual period, when equities recovered sharply, having an underweight to equities held back performance.

From a sub-asset class perspective, exposure to value-oriented equities, credit-oriented fixed income, a global equity strategy and small-cap U.S. equities detracted most significantly from the Fund's relative returns. Partially offsetting these losses were exposures to large-cap, growth-oriented equities and U.S. government securities, which contributed positively.

Past performance is no guarantee of future results.

*  The Russell 3000® Index consists of the 3,000 largest U.S. companies based on total market capitalization. The MSCI ACWI ex US (net) Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Active Allocation Fund Class A shares would be valued at $16,497. The same amount invested in securities mirroring the performance of the Russell 3000® Index** would be valued at $33,358.

	Class A		Class B		Class C
SunAmerica Active Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-3.61%	2.28%	-2.08%	1.66%	0.71%	1.64%
5 year return	3.61%	26.69%	3.83%	22.66%	4.18%	22.70%
10 year return	5.13%	75.00%	5.19%	65.89%	5.08%	64.20%
Since Inception*	5.08%	158.49%	5.12%	145.24%	4.76%	130.56%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2020, the AIG Active Allocation Fund Class A returned -3.61% compared to 10.15% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Focused Dividend Strategy Fund Class A shares returned -11.33% (before maximum sales charge) for the 12 months ended October 31, 2020. The Fund underperformed its benchmark, the S&P 500 Index*, which returned 9.71% for the same period.

The Fund's strategy selects up to 30 high dividend-yielding equity securities, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average. The next 20 stocks are selected from the Russell 1000® Index†, although stocks in the Utilities and Financials sectors are generally excluded from this 20-stock selection process. Certain stocks in the Russell 1000® Index may also be excluded as a result of liquidity screens or industry-related caps applied during the selection process. The criteria used to select these 20 stocks generally include dividend yield as well as a combination of factors that relate to profitability and valuation.

The primary driver of the Fund's underperformance during the annual period was its focus on high-yielding companies, as this equity market segment underperformed the S&P 500 Index during the annual period. Having an underweight exposure to mega-cap companies, which were generally rewarded during the annual period, also hindered results.

From a sector perspective, the Fund's underperformance during the annual period was driven by its underweight exposure to and weak stock selection in Information Technology and Consumer Discretionary. Stock selection among Communication Services companies also hampered results as did an overweight to Energy, which was the worst performing sector in the S&P 500 Index during the annual period. These detractors were partially offset by the positive contributions made by effective stock selection in Industrials and by having an underweight allocation to Financials, which was the second-weakest sector in the S&P 500 Index during the annual period. Having no exposure to the Real Estate and Utilities sectors, each of which significantly lagged the S&P 500 Index during the annual period, also boosted the Fund's relative results.

The primary individual stock detractors from the Fund's relative results during the annual period were department store retailers Kohl's Corp. and Macy's Inc., oil and gas exploration and production company Occidental Petroleum Corp., retail drugstore operator Walgreens Boots Alliance Inc. and advertising, marketing and corporate communications provider Omnicom Group Inc. The individual stocks that contributed most positively to the Fund's relative results during the annual period included consumer electronics and appliances retailer Best Buy Co., Inc., semiconductor company Broadcom Inc., engine and electric power generation systems manufacturer Cummins Inc., construction, mining and forestry machinery manufacturer Caterpillar Inc. and business outsourcing solutions provider Automatic Data Processing, Inc.

Past performance is no guarantee of future results.

*  The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Focused Dividend Strategy Fund Class A shares would be valued at $22,662. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $33,988.

	Class A		Class B		Class C		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-16.44%	-11.33%	-15.22%	-11.93%	-12.71%	-11.89%	-11.11%	-11.11%
5 year return	2.01%	17.19%	2.26%	13.41%	2.56%	13.49%	3.44%	18.43%
10 year return	8.52%	140.53%	8.60%	128.25%	8.46%	125.36%	N/A	N/A
Since Inception*	6.06%	296.45%	6.09%	275.88%	5.65%	242.67%	6.19%	56.63%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 6/08/98; Class B 6/08/98; Class C 6/08/98; Class W 5/15/13.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2020, the AIG Focused Dividend Strategy Fund Class A returned -16.44% compared to 9.71% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Strategic Value Fund Class A shares returned -10.76% (before maximum sales charge) for the 12 months ended October 31, 2020. The Fund underperformed its benchmark, the Russell 3000® Value Index*, which returned -8.00%.

The principal investment technique we employ in the Fund is a "buy and hold" strategy with equity securities selected annually from the Russell 3000® Value Index. The portfolio managers select securities through extensive quantitative research, which includes the use of a multi-factor model employed to identify and rank companies within the Russell 3000® Value Index. Through our proprietary selection process, we select approximately 100 securities from the Russell 3000® Value Index.

During the annual period ended October 31, 2020, stock selection was the primary driver of the Fund's relative underperformance, especially in the Utilities, Communication Services, Information Technology and Energy sectors. Having an overweight allocation to Energy, which was the worst performing sector in the Russell 3000® Value Index during the annual period, further hampered relative results. These detractors were partially offset by the positive contributions made by effective security selection in Financials, Consumer Discretionary and Industrials. Having underweight exposures to Financials and Real Estate, which each lagged the Russell 3000® Value Index during the annual period, and having overweight allocations to Health Care and Information Technology, which each outpaced the Russell 3000® Value Index during the annual period, also proved beneficial.

Among individual holdings, the Fund was hurt most during the annual period by positions in utilities company FirstEnergy Corp., integrated energy company ConocoPhillips, retail and office-focused real estate investment trust Cousins Properties Inc., oil refining and transportation company Phillips 66 and commercial bank PacWest Bancorp. The leading individual positive contributors to the Fund's relative results during the annual period included laboratories chain operator Bio-Rad Laboratories, Inc. Class A, global asset management company Legg Mason, Inc., engine and electric power generation systems manufacturer Cummins Inc., chemicals company DuPont de Nemours, Inc. and Silicon Valley Bank holding company SVB Financial Group.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Strategic Value Fund Class A shares would be valued at $18,559. The same amount invested in securities mirroring the performance of the Russell 3000® Value Index** would be valued at $24,341.

	Class A		Class C		Class W
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-15.88%	-10.76%	-12.20%	-11.35%	-10.79%	-10.79%
5 year return	1.38%	13.63%	1.84%	9.53%	N/A	N/A
10 year return	6.38%	96.90%	6.26%	83.50%	N/A	N/A
Since Inception*	6.30%	282.75%	5.89%	232.37%	0.39%	1.40%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class C 11/01/99; Class W 4/20/17.

**  The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2020, the AIG Strategic Value Fund Class A returned -15.88% compared to -8.00% for the Russell 3000® Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Select Dividend Growth Fund Class A shares returned -3.46% (before maximum sales charge) for the 12 months ended October 31, 2020. The Fund underperformed its benchmark, the Russell 1000® Index*, which returned 10.87%.

The principal investment technique we employ in the Fund is a "buy and hold" strategy with up to 40 dividend-paying equity securities selected annually from the Russell 1000® Index. We select up to 40 dividend-paying stocks that we believe demonstrate the potential for long-term dividend growth and which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The selection criteria will generally include dividend growth as well as a combination of factors that relate to profitability and valuation.

The primary driver of the Fund's underperformance was weak stock selection in and an underweight exposure to Information Technology, the strongest performing sector in the Russell 1000® Index during the annual period. Having an overweight exposure to Industrials also hindered results as did stock selection among Communication Services and Health Care companies. Both allocation positioning and stock selection in the Consumer Discretionary and Energy sectors hurt as well. Partially offsetting these detractors was effective stock selection in and having an underweight allocation to the weakly performing Financials sector, which contributed positively. Having no exposure to the Real Estate and Utilities sectors, each of which lagged the Russell 1000® Index during the annual period, also helped.

Among individual holdings, the Fund was hurt most during the annual period by positions in petroleum refiner Valero Energy Corp., airline Alaska Air Group, Inc., advertising, marketing and corporate communication services provider Omnicom Group Inc., airline Delta Air Lines, Inc. and financial services firm Franklin Resources, Inc. Conversely, among the leading individual positive contributors to the Fund's results were semiconductor and telecommunications equipment company QUALCOMM Inc., major home appliances manufacturer Whirlpool Corp., consumer electronics and appliances retailer Best Buy Co., Inc., industrial and construction supplies company Fastenal Co. and industrial automation products producer Rockwell Automation, Inc.

Past performance is no guarantee of future results.

*  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG Select Dividend Growth Fund Class A shares would be valued at $13,695. The same amount invested in securities mirroring the performance of the Russell 1000® Index** would be valued at $19,737.

	Class A		Class C		Class W
SunAmerica Select Dividend Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-9.01%	-3.46%	-5.02%	-4.08%	-3.33%	-3.33%
5 year return	4.96%	35.20%	5.44%	30.35%	6.34%	35.99%
Since Inception*	4.96%	45.35%	5.14%	38.54%	6.04%	46.39%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 5/02/14; Class C 5/02/14; Class W 5/02/14.

**  The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2020, the AIG Select Dividend Growth Fund Class A returned -9.01% compared to 10.87% for the Russell 1000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President

Sharon French, Executive Vice President

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Tim Pettee, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02110

Transfer Agent

DST Asset Manager Solutions, Inc.
303 W 11th Street
Kansas City, MO 64105

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to securities held in the Funds which is available in the Series' Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. FUNDS

Information regarding how SunAmerica Series, Inc. Funds voted proxies relating to securities held in the SunAmerica Series, Inc. Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Series is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Series' Forms N-PORT are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.aig.com/funds
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

FOANN - 10/20

aig.com/funds

Item 2.	Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended October 31, 2020, there were no reportable waivers or implicit waivers to a provision of the code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Eileen A. Kamerick, a director of the registrant, qualifies as an audit committee financial expert, as defined in item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(a) Audit Fees	$163,384	$165,019
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$91,299	$98,096
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)	(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2019 and 2020 were $108,041 and $118,156 respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)     Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 7, 2021

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 7, 2021